Exhibit 10.12

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

LICENSE AGREEMENT

November 21, 2018

by and between

CINCINNATI CHILDREN’S HOSPITAL MEDICAL CENTER

a not-for-profit corporation organized under the laws of the State of Ohio

“Licensor”

and

ARUVANT SCIENCES GMBH

a company organized under the laws of Switzerland

“Licensee”

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

i

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

TABLE OF CONTENTS

(continued)

ii

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

TABLE OF CONTENTS

(continued)

iii

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “Agreement”) is entered into as of November 21, 2018 (the “Effective Date”), by and between Children’s Hospital Medical Center, a not-for-profit corporation organized under the laws of the State of Ohio and doing business as CINCINNATI CHILDREN’S HOSPITAL MEDICAL CENTER, and having an address [***] (“Licensor”), and Aruvant Sciences GmbH, a company organized under the laws of Switzerland and having an address of [***] (“Licensee”). Licensor and Licensee may be referred to herein individually as a “Party” or collectively as the “Parties”.

RECITALS

WHEREAS, Licensor owns or controls certain patents, know-how and data relating to innovative gene therapies for sickle cell anemia and certain other hemoglobinopathies; and

WHEREAS, Licensee is a newly-formed hemoglobin gene therapy-focused company that desires to obtain from Licensor, and Licensor desires to grant to Licensee, an exclusive or, in the case of certain intellectual property rights specified below, a non-exclusive worldwide license to develop, manufacture and commercialize products that utilize Licensor’s gene therapies for hemoglobinopathies, all subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee hereby agree as follows:

ARTICLE 1

DEFINITIONS

“Accounting Standards” shall mean internationally recognized accounting principles (including IFRS, US GAAP, and the like), in each case, as generally and consistently applied by the applicable Selling Entity.

“Affiliate” means, with respect to a Party or a Third Party, any entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Party or Third Party, as applicable, but for only so long as such control exists. As used in this definition of “Affiliate”, “control” means (a) to possess, directly or indirectly, the power to direct the management or policies of an entity, whether through ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise; or (b) direct or indirect beneficial ownership of more than fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) of the voting share capital or other equity interest in such entity. [***].

“Applicable Laws” means the applicable provisions of any and all national, supranational, regional, state and local laws, treaties, statutes, rules, regulations, administrative codes, guidance, ordinances, judgments, decrees, directives, injunctions, orders, permits (including MAAs) of or from any court, arbitrator, Regulatory Authority or Governmental Authority having jurisdiction over or related to the subject item.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

“Aruvant Controlled Affiliates” means ASL and any of its Subsidiaries.

“ASL” means Aruvant Sciences Ltd., a company organized under the laws of Bermuda.

“Auditor” has the meaning set forth in Section 7.10 (Audit Dispute).

“BLA” means a biologics license application submitted to the FDA pursuant to the Public Health Service Act, 42 U.S.C. § 262.

“Business Day” means a day other than a Saturday, Sunday or a bank or other public holiday in Basel, Switzerland; or New York, New York.

“Calendar Year” means each respective period of twelve (12) consecutive months ending on December 31.

[***].

“Claims” means all Third Party demands, claims, actions, proceedings and liability (whether criminal or civil, in contract, tort or otherwise) for losses, damages, fees, costs (including reasonable attorneys’ fees), and other expenses of any nature.

“Clinical Data” means all information and other Data now or hereafter in Licensor’s possession that is included in, generated in connection with, or made a part of the file of any patient who participated in any clinical trial relating to a Compound or Licensed Product, including all related studies, reports, manuscripts, correspondence and other records of regulatory interactions, but excluding medical records of individual patients and information that would allow such individual patients to be directly identified.

“Clinical Trial” means the study [***].

“CMC” means chemistry, manufacturing, and controls.

“CMO” means a Third Party contract manufacturing organization.

“Combination Product” means any Licensed Product comprising a Compound and at least one other active compound or ingredient, either formulated together (i.e., a fixed dose combination) or packaged together and sold for a single price.

“Commercialization” means the conduct of any and all activities (whether conducted before and after Regulatory Approval) relating to the promotion, marketing, sale and distribution (including importing, exporting, transporting, customs clearance, warehousing, invoicing, handling and delivering Licensed Products to customers) of Licensed Products in the Territory, including: (a) sales force efforts, detailing, advertising, medical education, planning, marketing,

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

sales force training, and sales and distribution; and (b) scientific and medical affairs. For clarity, Commercialization does not include any Development activities, whether conducted before or after Regulatory Approval. “Commercialize”, “Commercialized”, and “Commercializing” have correlative meanings.

“Commercially Reasonable Efforts” means, (a) with respect to Licensee’s obligations under this Agreement relating to Development or Commercialization activities relating to Licensed Products, those efforts and resources that are consistent with the exercise of customary scientific and business practices that a company within the pharmaceutical or biopharmaceutical industry similarly situated to such Party would expend for development, regulatory, manufacturing and commercialization activities conducted with respect to products at a similar stage of development or commercialization and having similar commercial potential, taking into account all relevant factors, including relative safety and efficacy, product profile, stage in product lifecycle, the regulatory environment, payors’ policies and regulations, competitiveness of the marketplace and the market potential of such products, the nature and extent of market exclusivity, including patent coverage and regulatory data protection, and price and reimbursement status and (b) with respect to the efforts to be expended by a Party with respect to any objective or activity other than those described in clause (a), those reasonable, good faith efforts to accomplish such objective or perform such activity as such Party would normally use to accomplish a similar objective under similar circumstances, taking into account all relevant factors, including a Party’s operations and policies, existing obligations to third parties, litigation risk, patient safety, patient privacy, a Party’s capacity, the availability of eligible patients, and government regulations. With respect to clause (a), the Parties hereby agree that the level of effort may be different for different markets and may change over time, reflecting changes in the status of the aforementioned attributes and potential of the Licensed Product(s).

“Compound” means any gene therapy construct Controlled by Licensor or its Affiliate that is a viral vector to deliver a gamma globin gene that promotes production of modified fetal hemoglobin and that is (a) consistent with the functional map attached hereto as Exhibit 1.4 or (b) disclosed in any of the Licensor Existing Patents listed on Exhibit 1.1, and, in the case of any of the foregoing, any modification, variant, or derivative of such construct.

“Confidential Information” of a Party means all Know-How, materials, and other proprietary scientific, marketing, financial, or commercial information that is: (a) disclosed by or on behalf of such Party or any of its Affiliates or otherwise made available to the other Party or any of its Affiliates, whether made available orally, in writing, or in electronic form; or (b) learned or obtained by the other Party in connection with the activities contemplated by this Agreement, in each case, regardless of whether any of the foregoing are marked “confidential” or “proprietary”. The terms of this Agreement are the Confidential Information of both Parties. All information disclosed by a Party or its Affiliate under the Confidentiality Agreement that relates to any Licensed Product or the transaction under this Agreement is deemed the Confidential Information of such Party under this Agreement.

“Confidentiality Agreement” means that certain Mutual Nondisclosure Agreement between Licensor and Roivant Sciences, Inc., dated July 18, 2018.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

“Control” or “Controlled” means, with respect to any Know-How, materials, Patents or other intellectual property rights, the legal authority or right (whether by ownership, license or otherwise but without taking into account any rights granted by one Party to the other Party pursuant to this Agreement) of a Party to grant access, a license or a sublicense of or under such Know-How, materials, Patents or other intellectual property rights to the other Party, or to otherwise disclose proprietary or trade secret information to such other Party, without breaching the terms of any agreement with a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.

“Cover” means, with respect to a claim of a Patent related to a Compound or a Licensed Product, that such claim would be infringed, absent a license, by the manufacture, use, offer for sale, sale or importation of such Compound or Licensed Product. “Covered” has a correlative meaning.

“Data” means any and all scientific, technical and test data pertaining to a Compound or Licensed Product, including research data, clinical pharmacology data, CMC data (including analytical and quality control data and stability data), pre-clinical data, Clinical Data or submissions made in association with an IND or MAA with respect to any Compound or Licensed Product, in each case that is Controlled by a Party.

“Develop” means any and all actions directed to obtaining, maintaining or expanding Regulatory Approval(s) for a Compound or Licensed Product, including to research, develop (including clinical, non-clinical and CMC development), analyze, test and conduct preclinical, clinical and all other regulatory trials for a Compound or Licensed Product, including all post-approval clinical trials, as well as all related regulatory activities. “Developing” and “Development” have correlative meanings.

“Development Plan” means the plan attached hereto as Exhibit 3.2, as amended from time to time in accordance with the terms of this Agreement.

“Disclosing Party” has the meaning set forth in Section 11.1(a) (Duty of Confidence).

“Dollar” means United States dollars and “$” shall be interpreted accordingly.

“EMA” means the European Medicines Agency or any successor agency thereto.

“European Union” means the economic, scientific and political organization of member states known as the European Union, as its membership may be altered from time to time, and any successor thereto.

[***].

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

“Excluded Claim” has the meaning set forth in Section 13.9(g) (Dispute Resolution).

“Existing Agreements” has the meaning set forth in Section 9.3(s) (Additional Licensor Representations, Warranties and Covenants).

“FDA” means the U.S. Food and Drug Administration or any successor agency thereto.

“Field” means [***].

“First Commercial Sale” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the first sale by or on behalf of Licensee or any of its Affiliates to a Third Party for end use or consumption of a Licensed Product in a given country in the Territory after Regulatory Approval has been granted with respect to such Licensed Product in such country; provided that “First Commercial Sale” shall not include sale, disposal or use of a Licensed Product for marketing, regulatory, development or charitable purposes, such as clinical trials, pre-clinical trials, compassionate use, named patient use, or indigent patient programs, without consideration.

“Fiscal Quarter” means each of the following three (3)-month periods during each Fiscal Year: January 1 through March 31; April 1 through June 30; July 1 through September 30; and October 1 through December 31; provided that the first Fiscal Quarter shall commence on the Effective Date and end on December 31, 2018.

“Fiscal Year” means the period from April 1 of a Calendar Year through March 31 of the following Calendar Year.

“Generic Competition” means, on a Licensed Product-by-Licensed Product and country-by-country basis, that, in a given Fiscal Quarter, one or more Third Parties is selling a Generic Product to such Licensed Product in such country.

“Generic Product” means, with respect to a Licensed Product in a country, any product sold in such country by a Third Party (which may be called, for example, a “biogeneric,” “follow-on biologic,” “follow-on biological product,” “follow-on protein product,” “interchangeable product,” “similar biological medicinal product,” or “biosimilar product”) that relied in whole or in part on the approved MAA for such Licensed Product as a basis for approval and that was approved by way of an abbreviated regulatory mechanism by the applicable Regulatory Authority, but limited, in each case, to a product that has not been licensed by Licensee or its Affiliates to such Third Party in such country.

“Governmental Authority” means any national, international, federal, state, provincial or local government, or political subdivision thereof, or any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).

“IND” means any investigational new drug application, clinical trial application, clinical trial exemption or similar or equivalent application or submission for approval to conduct human clinical investigation filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

“Indemnified Party” has the meaning set forth in Section 10.3 (Indemnification Procedure).

“Indemnifying Party” has the meaning set forth in Section 10.3 (Indemnification Procedure).

“Invention” means any process, method, composition of matter, article of manufacture, discovery, finding or other invention, whether or not patentable, that is made, generated, conceived or otherwise invented by a Party, whether alone or jointly with others, in the course of exercising rights, performing obligations or otherwise conducting activities under this Agreement (including Development or Commercialization of Licensed Products), whether directly or indirectly through its Affiliates, agents, consultants or independent contractors, together will all intellectual property rights therein.

“JAMS Rules” has the meaning set forth in Section 13.9(b) (Dispute Resolution).

“Joint Inventions” has the meaning set forth in Section 8.1(b) (Ownership of Inventions).

“Joint Patents” has the meaning set forth in Section 8.1(b) (Ownership of Inventions).

“Know-How” means any information, discoveries, compounds, compositions, formulations, formulas, inventions, dosage regimens, practices, procedures, processes, methods, knowledge, know-how, trade secrets, techniques, designs, drawings, correspondence, computer programs, documents, apparatus, results, strategies, regulatory documentation, information and submissions pertaining to, or made in association with, filings with any Governmental Authority or patent office, Data, assays, chemical formulations, specifications, material, product and other samples, physical, chemical and biological materials and compounds, and the like, in written, electronic, oral or other tangible or intangible form, now known or hereafter developed, whether or not patentable or copyrightable, but in all cases excluding any Patents.

“Knowledge” means, when used in connection with Licensor or Licensee, with respect to any matter in question, the actual knowledge [***].

“Licensed Product” means any product in the Field that contains (or that is Developed or Commercialized based on or using) the Compound.

“Licensee Data” has the meaning set forth in Section 8.1(a) (Data).

“Licensee Indemnitee” has the meaning set forth in Section 10.1 (Indemnification by Licensor).

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

“Licensee Know-How” means all Know-How that Licensee or any other Aruvant Controlled Affiliates Control as of the Effective Date or during the Term that is necessary or reasonably useful for the Development, manufacture or Commercialization of Licensed Products in the Field in the Territory, including the Licensee Data, Licensee’s Sole Inventions, and Licensee’s interest in Joint Inventions. For the avoidance of doubt, “Licensee Know-How” does not include any Licensor Know-How.

“Licensee Patents” means all Patents that Licensee or any other Aruvant Controlled Affiliates Control as of the Effective Date or during the Term that relate to or are reasonably useful for the Development, manufacture or Commercialization of any Licensed Product in the Field in the Territory, including Licensee’s interest in Joint Patents. For the avoidance of doubt, “Licensee Patents” does not include any Licensor Patents.

“Licensee Technology” means the Licensee Know-How and the Licensee Patents.

“Licensor Existing Manufacturing Patents” means any Licensor Existing Patents that Licensor or its Affiliates Control as of the Effective Date and that relate generally to manufacturing processes or the manufacture of biopharmaceutical products and that do not specifically relate to any Compound or Licensed Product, including those Patents specifically identified as Licensor Existing Manufacturing Patents on Exhibit 1.1.

“Licensor Existing Manufacturing Technology” means the Licensor General Manufacturing Know-How and the Licensor Existing Manufacturing Patents, including Licensor’s rights in and to any Inventions necessary to manufacture Licensed Products.

“Licensor Existing Patents” means all Patents in the Territory that Licensor or its Affiliates Control as of the Effective Date that Cover any Licensed Product in the Field, including all Patents listed on Exhibit 1.1, and also including any other Patents in the Territory that Licensor or its Affiliates Control as of the Effective Date to which any of such Patents listed on Exhibit 1.1 claim priority.

“Licensor Existing Patent Prosecuting Party” means: (a) at any time, with respect to Licensor Existing Patents (other than (i) Licensor Platform Patents; or (ii) the Licensor PreviouslyLicensed Existing Patents), Licensee; and (b) with respect to the Licensor Previously-Licensed Existing Patents: [***].

“Licensor Existing Platform Patents” means any Licensor Platform Patents that Licensor or its Affiliates Control as of the Effective Date, including those Patents specifically identified as Licensor Existing Platform Patents on Exhibit 1.1.

“Licensor Future Patents” means (a) all Patents in the Territory with an effective filing date on or after the Effective Date that Licensor or its Affiliates Control and that, during the Term, Cover any Licensed Product in the Field; and (b) all Patents in the Territory with an effective filing date on or after the Effective Date that Licensor or its Affiliates Control [***].

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Promptly after notifying Licensee of the filing of any Licensor Future Patent in accordance with Section 8.2(b)(i) (Patent Prosecution and Maintenance-Licensor Patents and Joint Patents.), Licensor shall promptly add such Licensor Future Patent to Exhibit 1.3 and provide an updated copy thereof to Licensee.

“Licensor General Manufacturing Know-How” means any Licensor Know-How that relates generally to manufacturing processes or the manufacture of biopharmaceutical products and that does not specifically relate to any Compound or Licensed Product.

“Licensor Indemnitee” has the meaning set forth in Section 10.2 (Indemnification by Licensee).

“Licensor Know-How” means all Know-How that Licensor or its Affiliates Control as of the Effective Date or during the Term that is necessary or reasonably useful for the Development, manufacture or Commercialization of any Licensed Product, including Licensor’s Sole Inventions and Licensor’s interest in Joint Inventions, together with all intellectual property rights (other than Patents) of Licensor or such Affiliates therein, including the Know-How listed on Exhibit 1.2.

“Licensor Patents” means, collectively, Licensor Existing Patents and Licensor Future Patents.

“Licensor Platform Patents” means any Licensor Patents that Licensor or its Affiliates Control during the Term and that do not claim any Compound or Licensed Product.

“Licensor Previously-Licensed Existing Patents” [***].

“Licensor Technology” means the Licensor Know-How, the Licensor Patents, and Licensor’s rights in and to any Inventions.

“MAA” means an application to the appropriate Regulatory Authority for approval to market for commercial sale a Licensed Product (but excluding Pricing Approval) in a country, including (a) an NDA, (b) a BLA, or (c) an application for authorization to market and/or sell a drug product submitted to a Regulatory Authority in a country other than the U.S., in each case ((a), (b) or (c)), including all amendments and supplements thereto.

“Major Market” means each of the United States, the United Kingdom, France, Germany, Italy, Spain, and Japan.

“Manufacturing Field” [***].

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

“Material Adverse Effect” means a material adverse effect on (a) the validity or enforceability of this Agreement or (b) the ability of Licensee to perform any of its material obligations under this Agreement.

“NDA” means a new drug application submitted to the FDA pursuant to Section 505(b) of the Federal Food, Drug and Cosmetic Act, 21 U.S.C. § 355(b).

“Net Sales” means [***]:

(a) [***]

(b) [***]

(c) [***]

(d) [***]

(e) [***]

(f) [***]

(g) [***]

(h) [***]

(i) [***]

[***].

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

[***]

[***]

“Patents” means (a) all patents, utility models, certificates of invention, applications for certificates of invention, priority patent filings and patent applications, and similar statutory rights for the protection of inventions and (b) any renewals, divisions, continuations (in whole or in part), or requests for continued examination of any of such patents, certificates of invention and patent applications, any and all patents or certificates of invention issuing thereon, and any and all reissuances, reexaminations, extensions, divisions, renewals, substitutions, confirmations, registrations, revalidations, revisions, and additions of or to any of the foregoing.

“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

“PMDA” means Japan’s Pharmaceuticals and Medical Devices Agency or any successor entity thereto.

“Pricing Approval” means such governmental approval, agreement, determination or decision establishing prices for a Licensed Product that can be charged or reimbursed in a regulatory jurisdiction where the applicable Governmental Authorities approve or determine the price or reimbursement of pharmaceutical products and where such approval or determination is reasonably necessary for the commercial sale of such Licensed Product in such jurisdiction.

“Primary Licensor Technology” means the Licensor Technology other than the Licensor Previously-Licensed Existing Patents.

“Product Infringement” has the meaning set forth in Section 8.4(a) (Notice).

“Public Official or Entity” means any: (a) officer or employee of a Governmental Authority or of a public international organization, or any person acting in an official capacity for or on behalf of such person; (b) officer, employee or person acting in an official capacity on behalf of a political party; (c) candidate for political office; (d) officer or employee of a government-

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

owned or government-controlled entity or company, including public stock companies in which the majority shareholders are government-owned or government-controlled entities or companies, regardless of the officer’s or employee’s rank or title; (e) uncompensated honorary officials who have influence in the award of business; (f) members of royal families; (g) any entity hired to review or accept bids for a Governmental Authority; (h) officials, whether elected, appointed or under a contract, permanent or temporary, who hold a legislative, administrative, or judicial position of any kind in a country or territory; (i) person who performs public functions in any branch of the national, local, or municipal governments of a country or territory or who exercises a public function for any public agency or public enterprise of such country or territory; (j) executive, officer, agent or employee acting in a business (even if privately owned) providing a service to the general public; or (k) immediate family members of any of the persons listed above. An immediate family member is a parent, spouse, significant other, child, or sibling.

“Receiving Party” has the meaning set forth in Section 11.1(a) (Duty of Confidence).

“Regulatory Approval” means all approvals, including Pricing Approvals and MAAs, that are necessary for the commercial sale of a Licensed Product in a given country or regulatory jurisdiction.

“Regulatory Authority” means any applicable Governmental Authority responsible for granting Regulatory Approvals for Licensed Product, including the FDA, the EMA, the PMDA, and any corresponding national or regional regulatory authorities.

“Regulatory Documentation” means all applications, filings, submissions, approvals, licenses, registrations, permits, notifications and authorizations (or waivers), all correspondence submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority), all reports and documentation in connection with studies and tests (including study reports and study protocols, and copies of all interim study analysis), and all Data contained in any of the foregoing, with respect to the testing, Development, manufacture or Commercialization of any Licensed Product, including any IND, NDA, MAA, Regulatory Approval, manufacturing data and drug master files.

“Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to a pharmaceutical product other than Patents, including orphan drug exclusivity, new chemical entity exclusivity, data exclusivity, or pediatric exclusivity.

“Remedial Action” has the meaning set forth in Section 4.4 (Remedial Actions).

[***].

“Royalty Term” has the meaning set forth in Section 7.4(b) (Royalty Term).

“SEC” has the meaning set forth in Section 11.7(a) (Disclosure to the SEC).

“Selling Entity” means Licensee and any of its Affiliates or Sublicensees, in each case in its capacity as seller of Licensed Products.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

“Sole Inventions” has the meaning set forth in Section 8.1(b) (Ownership of Inventions).

“Sublicense” means sublicense granted by Licensee under the licenses granted by Licensor to Licensee in Section 2.1 (License to Licensee).

“Sublicensee” means a Third Party to whom Licensee or its Affiliates has granted a Sublicense in accordance with the terms of this Agreement.

“Subscription Agreement” has the meaning set forth in Section 7.1 (Equity in Licensee).

“Subsidiary” means, with respect to a Party or a Third Party, any entity that now or in the future, directly or indirectly through one or more intermediaries is controlled by such Party or Third Party, as applicable, but for only so long as such control exists (as “control” is defined in the definition of “Affiliate” in this Article 1).

“Tax” or “Taxes” means any (a) all federal, provincial, territorial, state, municipal, local, foreign or other taxes, imposts, rates, levies, assessments and other charges in the nature of a tax (and all interest and penalties thereon and additions thereto imposed by any Governmental Authority), including all income, excise, franchise, gains, capital, real property, goods and services, transfer, value added, gross receipts, windfall profits, severance, ad valorem, personal property, production, sales, use, license, stamp, documentary stamp, mortgage recording, employment, payroll, social security, unemployment, disability, escheat, estimated or withholding taxes, and all customs and import duties, together with all interest, penalties and additions thereto imposed with respect to such amounts, in each case whether disputed or not; (b) any liability for the payment of any amounts of the type described in clause (a) as a result of being or having been a member of an affiliated, consolidated, combined or unitary group; and (c) any liability for the payment of any amounts as a result of being party to any tax sharing agreement or arrangement or as a result of any express or implied obligation to indemnify any other person with respect to the payment of any amounts of the type described in clause (a) or (b).

“Term” has the meaning set forth in Section 12.1 (Term).

“Territory” means worldwide.

“Third Party” means any Person other than Licensor or Licensee or an Affiliate of Licensor or Licensee.

“Transfer Plan” has the meaning set forth in Section 2.3 (Initial Transfer of Know-How and Materials).

“Transfer Tax” has the meaning set forth in Section 7.8(c) (Transfer Tax).

“United States” or “U.S.” means the United States of America, including its territories and possessions.

“Valid Claim” means a claim of an issued and unexpired Patent that has not been revoked or held unenforceable, unpatentable or invalid by a decision of a court or other governmental agency of competent jurisdiction that is not appealable or has not been appealed within the time allowed for appeal, and that has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 2

LICENSE GRANT

2.1     License to Licensee. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee the following royalty-bearing licenses, with the right to grant Sublicenses including through multiple tiers in accordance with Section 2.2 (Sublicense Rights), to research, Develop, make, have made, use, distribute, sell, offer for sale, have sold, import, export and otherwise Commercialize Licensed Products in the Territory:

(a)	the Licensor Existing Patents, excluding Licensor Existing Manufacturing Patents, are licensed to Licensee on an exclusive basis in the Field, subject to [***];

(b)	the Licensor Future Patents are licensed to Licensee on a non-exclusive basis in the Field;

(c)	the Licensor Know-How, excluding the Licensor General Manufacturing Know-How, is licensed to Licensee on an exclusive basis in the Field, subject to [***];

(d)	the Licensor General Manufacturing Know-How, is licensed to Licensee on a non-exclusive basis in the Field, subject to Section 2.1(f);

(e)	the Licensor Existing Manufacturing Patents are licensed to Licensee on an exclusive basis in the Manufacturing Field; and

(f)	the Licensor General Manufacturing Know-How is licensed to Licensee on an exclusive basis in the Manufacturing Field.

For the avoidance of doubt, the exclusive license of Licensor Technology granted to Licensee in this Section 2.1 (License to Licensee) includes an exclusive (including as to Licensor, but subject to [***] license of all of Licensor’s right, title and interest in and to the Clinical Data now or hereafter Controlled by Licensor for all purposes, including to obtain Regulatory Approval. Licensor will provide to Licensee copies of all Clinical Data (in electronic or other format) currently in Licensor’s possession in accordance with the Transfer Plan. Subject to [***] and to Licensor’s rights in Section 2.3 (Reservation of Rights), Licensor shall not, directly or indirectly, provide the Clinical Data to any Third Party, and shall not use, or permit any Third Party to use, any of the Clinical Data in seeking Regulatory Approval; except that Licensor will continue to be permitted to use and disclose Clinical Data as contemplated under Section 11.4 (Publication).

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

2.2     Sublicense Rights. Subject to the terms of this Section 2.2 (Sublicense Rights), Licensee may grant Sublicenses of the license granted in Section 2.1 (License to Licensee), including through multiple tiers, to Affiliates of Licensee or to any Third Parties without the prior written consent of Licensor; provided that (i) Licensee shall not grant to any Third Party any Sublicense of any Licensor General Manufacturing Know-How or any Sublicense to the Licensor Platform Patents, in each case, for the purpose of making any products that are not Licensed Products, and (ii) Licensee shall not grant a Sublicense to any prospective Sublicensee incorporated outside the United States without the prior written approval of Licensor, which approval shall not be unreasonably conditioned, withheld or delayed. Any Sublicense granted hereunder, whether to an Affiliate or Sublicensee, shall be in writing and shall incorporate terms and conditions sufficient to enable Licensee to comply with this Agreement. No Sublicenses granted by Licensee will relieve Licensee of its obligations under this Agreement.

2.3	Reservation of Rights.

(a)     Notwithstanding the exclusivity of the license granted in Section 2.1 (License to Licensee), Licensor, on behalf of itself and its Affiliates and investigators, hereby reserves the right to utilize and practice the Licensor Technology solely (i) for non-commercial clinical and non-clinical research, testing, educational or patient care purposes, including the sponsored research agreement referenced in Section 2.6 (Post-Effective Date Agreements); and (ii) for the purpose of licensing the Licensor Patents to other not-for profit organizations at no charge or for a fee for their own non-commercial research, testing, educational and patient care purposes.

(b)     Notwithstanding the exclusivity of the license granted in Section 2.1 (License to Licensee), Licensee agrees and acknowledges that Licensor, on behalf of itself and its Affiliates and investigators, has the right to utilize, practice, and license to Third Parties that are not-for-profit and other organizations the Licensor Existing Manufacturing Technology outside the Manufacturing Field for clinical and non-clinical research, testing, or educational purposes at no charge or for a fee. For clarity, Licensor in all cases reserves the right to use the Licensor Technology to test patient samples that have undergone gene therapy or perform testing of products that have been manufactured in support of gene therapy.

(c)     Notwithstanding the exclusivity of the license granted in Section 2.1 (License to Licensee), Licensee agrees and acknowledges [***].

2.4     Funding from Governments and Non-Governmental Authorities. The license rights in this Agreement may also be subject to certain rights of the United States federal government if the Licensor Technology were created or invented in the course of United States federal government-funded research. Such rights may include, for example, a royalty-free license to the government and the requirement that any product produced for sale in the United States will be manufactured substantially in the United States. Licensee acknowledges such

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

rights and agrees to comply and cause its Affiliates, Sublicensees and agents to comply with all such requirements set forth in 35 U.S.C. Section 200 et seq. and regulations pertaining thereto (or any successor statutes or regulations). Moreover, certain aspects of the Licensor Technology in existence on the Effective Date may be subject to the terms of the research grant as in effect on the Effective Date that is listed on Exhibit 2.4 and that Licensor Technology created or arising after the Effective Date may in the future be subject to the terms of research grants from a non-Governmental Authority under which funding for the development of such Licensed Technology is provided. If any term of this Agreement fails to conform with the foregoing statutes, regulations, or research grants, the relevant term will be unenforceable and subject to the severability provisions in Section 13.7 (Severability).

2.5     Initial Transfer of Know-How and Materials. Promptly following the Effective Date, the Parties shall agree in writing on a plan for the transfer of Licensor Know-How (including the Data therein) to Licensee (the “Transfer Plan”), which shall include the terms set forth on Exhibit 2.5. As soon as practical and pursuant to the Transfer Plan, Licensor shall commence disclosing and making available to Licensee the Licensor Know-How and materials listed in the Transfer Plan, according to the timeline set forth in the Transfer Plan. Until all Regulatory Documentation and Regulatory Approvals are transferred to Licensee in accordance with Section 4.2 (Regulatory Documentation), Licensor shall provide Licensee with continuous and reasonable access to all documentation and batch records associated with Licensor Know-How in a manner constitute with the Transfer Plan. Upon transfer of the Regulatory Documentation and Regulatory Approvals to Licensee in accordance with Section 4.2 (Regulatory Documentation), transfer of Know-How shall only be transferred through a scientific advisory board to be created by the Licensee. The Parties shall cooperate with each other in good faith to enable a smooth transfer of the Licensor Know-How to Licensee. Until all Regulatory Documentation and Regulatory Approvals are transferred to Licensee in accordance with Section 4.2 (Regulatory Documentation), and upon Licensee’s reasonable request, Licensor shall provide reasonable technical assistance, including making appropriate employees available to Licensee at reasonable times, places, and frequency, and upon reasonable prior notice, for the purpose of assisting Licensee to understand and use the Licensor Know-How in connection with Licensee’s Development of Licensed Products; provided that such assistance does not create an unreasonable burden on the business or operations of Licensor or its Affiliates and Licensor is reimbursed for any documented out-of-pocket cost and expenses that Licensor or its Affiliates reasonably incur in connection with providing such requested reasonable assistance. If (a) one or both Parties become aware of Licensor Know-How that was Controlled by Licensor or its Affiliates as of the Effective Date but was not transferred to Licensee; or (b) one or both Parties become aware of Licensor Know-How that first came within the Control of Licensor or its Affiliates after the Effective Date; then, in each case of (a) and (b), Licensor shall promptly upon identifying any such Licensor Know-How, disclose and transfer such Licensor Know-How to Licensee, and Licensor shall provide reasonable technical assistance, including making appropriate employees available to Licensee at reasonable times, places, and frequency, and upon reasonable prior notice, for the purpose of assisting Licensee to understand and use such Licensor Know-How in connection with Licensee’s Development of Licensed Products.

2.6     Post-Effective Date Agreements. The Parties agree to negotiate in good faith and to use Commercially Reasonable Efforts to execute and deliver within [***] after the Effective Date one or more agreements pursuant to which Licensor will conduct research for

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

further Development of Compounds and Licensed Products, which agreement(s) shall include the terms set forth on Exhibit 2.6. Any Know-How that arises out of Licensor’s development activities under any such sponsored research agreement will constitute Licensor Technology licensed to Licensor hereunder.

2.7     No Implied Licenses; Negative Covenant. Except as expressly set forth in this Agreement, neither Party shall acquire any license or other intellectual property right or interest, by implication or otherwise, under or to any Patents, Know-How or other intellectual property owned or controlled by the other Party. Each Party shall not, and shall not permit any of its Affiliates to, practice any Patents or Know-How licensed to it by the other Party outside the scope of the licenses granted to it under this Agreement.

2.8	Licensor Reserved Product.

(a) [***]

(b) [***]

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(c) [***]

i. [***]

ii. [***]

(d) [***]

2.9	[***]

(a) [***]

(b) [***]

(c) [***]

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 3

DEVELOPMENT

3.1     General. Licensee shall be responsible for the Development of Licensed Products in the Field in the Territory, including the performance of preclinical and clinical studies of any Licensed Product in the Field and the manufacture and supply of Licensed Products for use in such Development work. As between the Parties, Licensee shall be solely responsible for the cost for the Development of Licensed Products in the Field in the Territory. The Parties agree and acknowledge that Licensee’s Affiliate, Roivant Sciences Ltd., has agreed to contribute, or cause to be contributed, whether as contributions to capital, equity investments, or otherwise, up to [***] of cash to Licensee to fund Licensee’s Development activities under this Agreement.

3.2     Development Diligence. Licensee, directly or indirectly through Affiliates or Sublicensees, shall use Commercially Reasonable Efforts to Develop and to seek Regulatory Approval for at least one Licensed Product in the Field in at least one Major Market, in each case in accordance with the Development Plan. Licensee shall modify and update the Development Plan from time to time as Licensee, in its sole discretion, believes is reasonably necessary in connection with the Development of Licensed Products. Following the Effective Date and until such time as the earlier of: (a) the first Regulatory Approval of a Licensed Product; or (b) Licensee (or any successor entity) is a public reporting company under Section 12, 13(b) or 15 of the Exchange Act (such period, the “Development Reporting Period”), on or prior to each June 30 and December 31, Licensee shall provide Licensor with a reasonably detailed written summary of its material Development activities conducted during the [***] prior to such report. Upon Licensor’s reasonable request in writing, Licensee shall, during the [***] period immediately following Licensee’s delivery of a summary report, make a member of its senior management available for reasonable follow-up telephone calls or video conferences with Licensor to discuss Licensee’s Development activities in additional detail.

3.3     Development Records. Licensee shall use Commercially Reasonable Efforts to maintain reasonably complete, current and accurate records of all Development activities conducted by or on behalf of Licensee, its Affiliates and Sublicensees for any Licensed Product in the Field, and all data and other information resulting from such activities. Such records shall properly reflect all work done and results achieved in the performance of the Development activities in good scientific manner appropriate for regulatory and patent purposes.

3.4     Compliance. Licensee agrees that, in performing its obligations under this Agreement, (a) it, its Affiliates, and their respective employees, contractors, and other personnel and representatives shall comply in all material respects with all Applicable Laws, and (b) it shall not employ or engage any Person who has been debarred or disqualified by any Regulatory Authority, or, to its Knowledge, is the subject of debarment or disqualification proceedings by a Regulatory Authority.

3.5     Subcontractor. Licensee may engage subcontractors for the performance of its obligations under the Agreement and shall cause the subcontractors engaged by it to be bound by written obligations of confidentiality and non-use of Licensor’s Confidential Information and invention assignment consistent with those contained herein, and Licensee shall remain primarily responsible for the performance of such subcontractors.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 4

REGULATORY

4.1     Regulatory Responsibilities. Licensee shall be responsible for all regulatory activities necessary to obtain and maintain Regulatory Approval of Licensed Products in the Field in the Territory. Licensee shall keep Licensor informed of material regulatory developments related to Licensed Products in the Field in the Territory.

4.2     Regulatory Documentation. Licensor shall assign to Licensee all Regulatory Documentation and Regulatory Approvals related to any Licensed Product (including any IND filed by Licensor with respect to any Licensed Product and any copies (in electronic or other format) of any Regulatory Documentation owned by Licensor that is necessary to assign any such IND to Licensee), in each case in accordance with the Transfer Plan and prior to consent of the next patient under any IND. Licensor will execute and deliver to Licensee such endorsements, assignments and other documents as may be reasonably necessary to assign, convey, transfer and deliver to Licensee all of Licensor’s right, title and interest in the assigned Regulatory Documentation and Regulatory Approvals related to any Licensed Product. Licensee shall prepare and submit all Regulatory Documentation for Licensed Products in the Field in the Territory and shall own all Regulatory Documentation for Licensed Products in the Field in the Territory. Upon reasonable advance request by Licensee, Licensor shall provide Licensee with, or provide Licensee access to, all raw data underlying or referenced in, any Regulatory Documentation, to the extent not provided as part of the transfer contemplated under Section 2.5 (Initial Transfer of Know-How and Materials); provided, however, that if Licensor is not able under Applicable Laws to provide access to Licensee to such raw data, and if such data is required or requested by any Regulatory Authority, Licensor shall provide such raw data directly to such Regulatory Authority on Licensee’s behalf upon request of Licensee.

4.3     Rights of Reference. Licensor hereby grants Licensee and its Affiliates, sublicensees and collaborators the right to use and reference all Regulatory Documentation (including data contained therein) and Regulatory Approvals for the Compounds and Licensed Products (including any of the foregoing that may relate to Licensor’s gene therapy technologies used in connection with the Compounds and Licensed Products).

4.4     Remedial Actions. Each Party shall notify the other Party immediately, and promptly confirm such notice in writing, if it obtains information indicating that a Licensed Product may reasonably be expected to be subject to any recall, corrective action, or other regulatory action with respect to the Licensed Product taken by virtue of Applicable Laws (a “Remedial Action”). The Parties shall assist each other in gathering and evaluating such information as is necessary to determine the necessity of conducting a Remedial Action.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 5

MANUFACTURING

5.1     Manufacturing Responsibilities. Subject to Section 5.2 (Clinical Supply Agreement), Licensee shall be responsible for all preclinical, clinical, and commercial manufacture and supply of Licensed Products for all uses under this Agreement, [***]. Licensee may conduct such manufacturing activities itself or through a CMO, subject to Section 3.5 (Subcontractor).

5.2     Clinical Supply Agreement. The Parties agree to negotiate in good faith and to use Commercially Reasonable Efforts to execute and deliver a clinical supply agreement within [***] after the Effective Date that will contain the terms set forth in Exhibit 5.2 hereto and such other terms on which the Parties may agree.

5.3     Existing Supply of Licensed Products. Within [***] following the Effective Date, Licensor agrees to transfer to Licensee, without further consideration, title to its existing supply of Licensed Products intended for human subjects, which are specifically identified on Exhibit 5.3, as well as any such supply of Licensed Products intended for human subjects (if any) that may be produced by Licensor during such [***] period.

ARTICLE 6

COMMERCIALIZATION

6.1     General. Licensee shall be responsible for all aspects of the Commercialization of the Licensed Products in the Field in the Territory, including: (a) developing and executing a commercial launch and pre-launch plan, (b) negotiating with applicable Governmental Authorities regarding the price and reimbursement status of the Licensed Products and obtaining and maintaining Pricing Approvals; (c) marketing, medical affairs, and promotion; (d) booking sales and distribution and performance of related services; (e) handling all aspects of order processing, invoicing and collection, inventory and receivables; (f) providing customer support, including handling medical queries, and performing other related functions; and (g) conforming its practices and procedures to Applicable Law relating to the marketing, detailing and promotion of Licensed Products in the Field in the Territory. As between the Parties, Licensee shall be [***] of Commercialization of the Licensed Products in the Field in the Territory.

6.2     Commercial Diligence. Licensee, directly or indirectly through Affiliates or Sublicensees, shall use Commercially Reasonable Efforts to Commercialize at least one Licensed Product in the Field in at least one Major Market. Approximately [***] prior to the planned date of First Commercial Sale of a Licensed Product, Licensee shall provide Licensor with a commercialization plan for such Licensed Product, including launch plans. Licensee shall provide Licensor with semi-annual written or teleconference updates of its then-existing Commercialization plans, progress and results for each Licensed Product.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 7

FINANCIAL PROVISIONS

7.1     Equity in Licensee. Upon the Effective Date, the Parties shall enter into a separate subscription agreement in the form attached hereto as Exhibit 7.1(a) (Subscription Agreement) (the “Subscription Agreement”) pursuant to which ASL will issue to Licensor that number of ASL’s common shares equal to twelve percent (12%) of ASL’s fully-diluted shares immediately following and after giving effect to such issuance.

7.2	Upfront Payment; Patent Expenses During Term.

(a)     Licensee shall make a one-time, non-refundable upfront payment of Twenty-Five Million Dollars ($25,000,000) to Licensor within [***] after receipt of an invoice issued by Licensor on or promptly after the Effective Date (it being understood that Licensor may set forth in such invoice separate allocations of portions of such payments to specific elements of the license of Licensor Technology granted in Section 2.1 (License to Licensee)).

(b)     In addition to the foregoing upfront payment, Licensee will also [***] Licensor promptly upon receipt of reasonably detailed invoice for [***] of all out-of-pocket fees for patent filing, prosecution and maintenance, including legal fees therefor, incurred by Licensor or its Affiliates following the Effective Date associated with Licensor Platform Patents, the Licensor Previously-Licensed Existing Patents, during the time Licensor is the Licensor Existing Patent Prosecuting Party, and Licensor Future Patents. Licensee will have no obligation to pay or [***] Licensor for patent and legal fees incurred for Licensor or its Affiliates on or prior to the Effective Date and associated with the Licensor Patents.

7.3	Milestone Payments.

(a)	Development and Regulatory Milestone Payments.

(i)     Within [***] after the first achievement of each Milestone Event below by or on behalf of Licensee or any of its Affiliates or Sublicensees, Licensee shall notify Licensor of the achievement of such Milestone Event. Licensor shall invoice Licensee for the applicable non-refundable, non-creditable milestone payment corresponding to such milestone event as shown below. Licensee shall remit payment to Licensor within [***] of the receipt of such invoice.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Milestone Event	Milestone Payments (in Dollars)
[***]	[***]
[***]	[***]
[***]	[***]

(ii)     For clarity, the milestone payments set forth in Section 7.3(a)(i) (Development and Regulatory Milestone Payments) shall be payable only once, upon the first achievement of the applicable milestone event by a Licensed Product, even if the same milestone event is later achieved by another Licensed Product.

(b)     Sales Milestone Payment. Within [***] after the first achievement of the First Commercial Sale of a Licensed Product by or on behalf of Licensee or any of its Affiliates or Sublicensees, Licensee shall notify Licensor of the achievement of such milestone event. Licensor shall invoice Licensee for a non-refundable, non-creditable milestone payment of [***] corresponding thereto. Licensee shall remit payment to Licensor within [***] of the receipt of such invoice.

Sales Milestone Event	Milestone Payments (in Dollars)
[***]	[***]

7.4	Royalty Payments.

(a)     Royalty Rate. Subject to the terms and conditions of this Agreement, Licensee shall make non-refundable, non-creditable royalty payments to Licensor on the Net Sales of Licensed Products sold in the Territory during the applicable Royalty Term, as calculated by multiplying the applicable royalty rate set forth below by the corresponding amount of Net Sales of all Licensed Products sold in the Territory in the applicable Fiscal Year.

Net Sales of Licensed Products in the Territory	Royalty Rate
Annual Net Sales up to and equal to [***]	[***]
Annual Net Sales exceeding [***]	[***]

(b)     Royalty Term. Royalties shall be paid on a Licensed Product-by-Licensed Product and country-by-country basis from the First Commercial Sale of such Licensed Product in such country in the Territory until the latest of (i) expiration of the last-to-expire Valid Claim of the Licensor Existing Patents or any Joint Patents that Cover the manufacture, use, or sale of such Licensed Product (or the Compound therein) in such country in the Territory; (ii) ten (10)

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

years after the First Commercial Sale of such Licensed Product in such country; and (iii) expiration of Regulatory Exclusivity for such Licensed Product in such country (the “Royalty Term” for such Licensed Product and country).

(c)     Royalty Adjustment. Royalties due pursuant to this Section 7.4 (Royalty Payments) are subject to adjustment on a country-by-country, Licensed Product-by-Licensed Product, and Fiscal Quarter-by-Fiscal Quarter basis as a result of the events set forth below (such adjustments to be prorated for the then-current Fiscal Quarter in which the reduction becomes applicable); provided that, in no event shall all such adjustments result in an aggregate reduction of more than [***] of the royalty that would otherwise by payable pursuant to Section 7.4(a) (Royalty Rate).

(i)     Royalty Adjustment for Third Party License Payments. If Licensee, its Affiliates, or Sublicensees, in their reasonable judgment, are required or determine it is appropriate to make any payments to a Third Party for a license under any Patent to make, have made, use, offer for sale, sell or import any Licensed Product in the Field in any country in the Territory, then the amount of royalties payable under Section 7.4(a) (Royalty Rate) shall be reduced by [***] of the amount of such payments to such Third Party on account of the sale of the Licensed Products in such country in such Fiscal Quarter.

(ii)     Royalty Adjustment for Expiration of Valid Claim. After the expiration of the last-to-expire Valid Claim of the Licensor Existing Patents that Cover the manufacture, use, or sale of such Licensed Product (or the Compound therein) in a country in the Territory, the royalties payable under Section 7.4(a) (Royalty Rate) on the sale of such Licensed Product in such country shall be reduced by [***].

(iii)     Royalty Adjustment for Generic Competition. If there is Generic Competition for a particular Licensed Product in a particular country in a particular Fiscal Quarter, the royalties payable to Licensor on the sales of such Licensed Product in such country in such Fiscal Quarter shall be reduced by [***].

7.5     Payment; Reports. Within (a) [***] after the end of each Fiscal Quarter (other than the last Fiscal Quarter of a Fiscal Year) and (b) [***] after the end of the last Fiscal Quarter of a Fiscal Year, commencing with the First Commercial Sale of any Licensed Product is made anywhere in the Territory (whichever is earlier), Licensee shall provide Licensor with a report that contains sufficient detail to permit confirmation of the accuracy of the payments made, including, without limitation the following information for the applicable Fiscal Quarter, on a Licensed Product-by-Licensed Product and country-by-country basis: (i) the Net Sales in the Territory; (ii) a calculation of the royalty payment due on Net Sales in the Territory; and (iii) the exchange rates used. For any Fiscal Quarter during which the aggregate amount of deductions set forth in subparagraphs (a) through (i) of the definition of “Net Sales” as a percentage of the amount of Net Sales for such Fiscal Quarter is more than seven and one-half (7.5) percentage points greater than the percentage of such deductions for the immediately preceding Fiscal Quarter, the report for such Fiscal Quarter will include an explanation of such increase. Licensor shall invoice Licensee for the corresponding royalty payment. Licensee shall remit payment to Licensor within [***] of the receipt of such invoice.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

7.6     Exchange Rate; Manner and Place of Payment. All payments hereunder shall be payable in Dollars. When conversion of payments from any currency other than Dollars is required, such conversion shall be at the exchange rate published by The Wall Street Journal (U.S. edition), on the last day of the Fiscal Quarter in which the applicable sales were made. All payments owed under this Agreement shall be made by wire transfer in immediately available funds to a bank and account designated in writing by Licensor, unless otherwise specified in writing by Licensor.

7.7     Late Payments. If any payment due and not subject of a good faith dispute is not paid by the due date, Licensor may charge interest on any outstanding amount of such payment, accruing as of the original due date, at an annual rate equal to the rate of prime [***] or the maximum rate allowable by Applicable Law, whichever is less. The payment of such interest shall not limit the Party entitled to receive payment from exercising any other rights it may have as a consequence of the lateness of any payment.

7.8	Taxes.

(a)     Taxes on Income. Notwithstanding anything else in this Section 7.8 (Taxes), each Party shall solely bear and pay all Taxes imposed on such Party’s net income or gain (in each case, however denominated), including to the extent arising directly or indirectly from the activities of the Parties under this Agreement.

(b)     Tax Cooperation. The Parties shall use Commercially Reasonable Efforts to cooperate with one another and shall use Commercially Reasonable Efforts to avoid or reduce, to the extent permitted by Applicable Laws, tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by Licensee to Licensor under this Agreement. If withholding Taxes are imposed on any such payment, the liability for such Taxes shall be the sole responsibility of Licensor, and Licensee shall (i) deduct or withhold such Taxes from the payment made to Licensor, (ii) timely pay such Taxes to the proper taxing authority, and (iii) send proof of payment to Licensor within [***] following such payment. To the extent that amounts are so withheld and paid to the proper taxing authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the persons with respect to whom such amounts were withheld. Each Party shall comply with (or provide the other Party with) any certification, identification or other reporting requirements that may be reasonably necessary in order for Licensee to not withhold Tax or to withhold Tax at a reduced rate under an applicable bilateral income tax treaty. Each Party shall provide the other with commercially reasonable assistance to enable the recovery, as permitted by Applicable Laws, of withholding Taxes or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of Licensor as the Party bearing the cost of such withholding Tax under this Section 7.8(b) (Tax Cooperation).

(c)     Transfer Tax. Subject to Section 7.8(a) (Taxes on Income), [***]. Each party shall cooperate with the other to file any Tax returns (as required to be filed under Applicable Law) with respect to such Transfer Taxes in a manner consistent with the foregoing.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

7.9     Financial Records and Audit. Licensee shall (and shall ensure that its Affiliates and Sublicensees will) maintain complete and accurate records in sufficient detail to permit Licensor to confirm the accuracy of any royalty payments and other amounts payable under this Agreement and to verify the achievement of milestone events under this Agreement. Upon at least [***] prior notice, such records shall be open for examination, during regular business hours, for a period of [***] from the end of the Fiscal Year to which such records pertain, and [***], by an independent certified public accountant selected by Licensor (which, if not one of the Big 4 accounting firms, shall be reasonably acceptable to Licensee), for the sole purpose of verifying for Licensor the accuracy of the financial reports furnished by Licensee under this Agreement or of any payments made, or required to be made, by Licensee to Licensor pursuant to this Agreement. The independent certified public accountant shall disclose to Licensor only whether the audited reports are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to Licensor. No record may be audited more than once. Licensor shall bear the full cost of such audit unless such audit reveals an underpayment by Licensee of more than the greater of (i) [***] of the amount actually due for any Fiscal Year being audited and (ii) [***], in which case Licensee shall [***] Licensor for the reasonable costs for such audit. Licensee shall pay to Licensor any underpayment discovered by such audit within [***] after the accountant’s report, plus interest (as set forth in Section 7.7 (Late Payments)) from the original due date. If the audit reveals an overpayment by Licensee, then Licensee may take a credit for such overpayment against any future payments due to Licensor.

7.10     Audit Dispute. If Licensee disputes the results of any audit conducted pursuant to Section 7.9 (Financial Records and Audit), the Parties shall work in good faith to resolve the disagreement. If the Parties are unable to reach a mutually acceptable resolution of any such dispute within [***], the dispute shall be submitted for resolution to a certified public accounting firm jointly selected by each Party’s certified public accountants or to such other person as the Parties shall mutually agree (the “Auditor”). The decision of the Auditor shall be final and the costs of such procedure as well as the initial audit shall be allocated between the Parties in such manner as the Auditor shall determine appropriate, with the Auditor allocating such costs to the Party in inverse proportion to which Party’s position more closely approximated the result reached in the Auditor’s decision. If the Auditor determines that there has been an underpayment by Licensee, Licensee shall pay to Licensor the underpayment within [***] after the Auditor’s decision, plus interest (as set forth in Section 7.7 (Late Payments)) from the original due date. If the Auditor determines that there has been an overpayment by Licensee, then Licensee may take a credit for such overpayment against any future payments due to Licensor.

7.11     Third Party Payments. Licensor shall be solely responsible for all payments, if any, due with respect to any Compound or Licensed Product pursuant to any agreement Licensor has in place with a Third Party.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 8

INTELLECTUAL PROPERTY

8.1	Ownership.

(a)     Data. All Data generated in connection with any Development, regulatory, manufacturing or Commercialization activities with respect to any Compound or any Licensed Product conducted by or on behalf of Licensee or its Affiliates or Sublicensees (the “Licensee Data”) shall be the [***]. To the extent the Licensee has the right to do so, Licensee hereby grants to Licensor a perpetual, fully paid-up, worldwide, internal research use license for the Licensee Data, solely for internal non-commercial clinical and non-clinical research, testing, educational or patient care purposes; provided that subject to the restrictions set forth in Section 2.4 (Government Funding), any Inventions or intellectual property rights generated only by inventors of Licensor or its Affiliates indicated on Exhibits 1.1 or 1.2 through the exercise of such license will be [***]. Licensor hereby grants to Licensee a non-exclusive, sublicensable (including through multiple tiers), fully paid up license under any Inventions and intellectual property rights generated by Licensor or any of its Affiliates through the exercise of such license other than only by inventors of Licensor or its Affiliates indicated on Exhibits 1.1 or 1.2 to research, develop, make, have made, use, distribute, sell, offer for sale, have sold, import, export and otherwise Commercialize products in the Field in the Territory. [***] agrees to disclose promptly to [***] all such Inventions or intellectual property rights that are assigned or licensed by [***] to [***] under this Section 8.1(a) (Ownership-Data) after they arise, and, in the case of Inventions or intellectual property rights to be assigned by [***] to [***], to execute and deliver to [***] any assignments or other documents reasonably requested by Licensee to vest exclusive ownership of such Inventions or intellectual property rights in [***].

(b)     Ownership of Inventions. Ownership of all Inventions shall be based on inventorship, as determined in accordance with the rules of inventorship under United States patent laws. Each Party shall [***] any Inventions made [***]. [***] shall [***] own any Inventions that are [***]. Subject to the restrictions set forth in Section 2.4 (Government Funding), all Patents claiming [***] shall be referred to herein as [***]. Licensee hereby grants to Licensor a non-exclusive, sublicensable (including through multiple tiers), fully paid up license under the [***] to research, develop, make, have made, use, distribute, sell, offer for sale, have sold, import, export and otherwise Commercialize products outside the Field in the Territory. [***].

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(c)     Disclosure of Inventions. Licensor shall promptly disclose to Licensee all [***] of Licensor that are related to any Compound or Licensed Product in any material respect and [***] that are related to any Compound or Licensed Product in any material respect, including [***] submitted to Licensor by its employees, agents or independent contractors describing such Inventions, and shall promptly respond to reasonable requests from Licensee for additional information relating to such Inventions.

8.2	Patent Prosecution and Maintenance.

(a)     Licensee Patents. [***] shall have the [***] to control the preparation, filing, prosecution [***] and maintenance of [***] and by counsel of its own choice.

(b)	Licensor Patents and Joint Patents.

(i)     [***] shall have the right, at its option and subject to Section 8.2(b)(ii), to control the preparation, filing, prosecution [***] and maintenance of all [***] and [***], by counsel selected by [***] and reasonably acceptable to [***] provided that [***] shall obtain [***] written consent [***] prior to [***] filing any [***] substantially related to [***] as of the Effective Date. [***] shall consult with [***] and keep [***] reasonably informed of the status of such Patents and shall promptly provide [***] with all material correspondence received from any patent authority in connection therewith. In addition, [***] shall promptly provide [***] with drafts of all proposed material filings and correspondence to any patent authority with respect to such Patents for [***] to the submission of such proposed filings and correspondence. [***] shall confer with [***] prior to submitting such filings and correspondence, [***] of receiving the draft filings and correspondence from [***]

(ii)     [***] may abandon or cease prosecution or maintenance of any [***] in its [***] provided that, if [***] determines to abandon or cease prosecution or maintenance of any [***] shall provide [***] In such case, upon [***] written election provided no later than [***] after such notice from [***] may, assume prosecution and maintenance of such Patent at [***] and [***] shall promptly assign to [***] all of [***] right, title and interest in and to such Patent [***]

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

[***] subject to [***] retaining a non-exclusive, sublicensable (including through multiple tiers), fully paid up license under such Patent to research, develop, make, have made, use, distribute, sell, offer for sale, have sold, import, export and otherwise Commercialize products outside the Field in the Territory. If such election is timely provided by [***] to [***] agrees to execute and deliver to [***] any assignments or other documents reasonably requested by [***] to vest exclusive ownership of such Patent in [***] If [***] does not provide such election within [***] after such notice from [***] may, in [***] continue prosecution and maintenance of such Patent or discontinue prosecution and maintenance of such Patent.

(iii)     [***] shall have the right, at its option and subject to Section 8.2(b)(iv), to control the preparation, filing, prosecution [***] and maintenance of all [***] and by counsel selected by [***] and reasonably acceptable to the other Party. [***] shall consult with the [***] and such [***] reasonably informed of the status of such Patents and shall [***] provide [***] with all material correspondence received from any patent authority in connection therewith. In addition, [***] shall [***] provide [***] with drafts of all proposed material filings and correspondence to any patent authority with respect to such Patents for the [***] review and comment prior to the submission of such proposed filings and correspondence. [***] shall confer with [***] and shall not reject any of [***] comments prior to submitting such filings and correspondence, provided that [***] provides such comments within [***] of receiving the draft filings and correspondence from [***]

(iv)     [***] may abandon or cease prosecution or maintenance of any [***] provided that, if [***] determines to abandon or cease prosecution or maintenance of any [***] shall provide [***]. In such case, upon [***] written election provided no later than [***] after such notice from [***] the other Party may assume prosecution and maintenance of such Patent [***] and, if the [***] is the [***] shall [***] assign to [***] all of [***] right, title and interest in and to such Patent [***] If, where the [***] is the [***] such election is [***]

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

provided by [***] to [***] agrees to execute and deliver to [***] any assignments or other documents reasonably requested by Licensee to vest exclusive ownership of such Patent in [***] If [***] does not provide such election within [***] after such notice from [***] may, [***] continue prosecution and maintenance of such Patent or discontinue prosecution and maintenance of such Patent

(v)     [***] may abandon or cease Commercialization, prosecution, or maintenance of any [***] provided that, if [***] determines to abandon or cease Commercialization, prosecution, or maintenance of any [***] shall provide [***] In such case, upon [***] written election provided no later than [***] after such notice from [***] may assume prosecution and maintenance of such [***] at [***] and [***] shall promptly assign to [***] all of [***] right, title and interest in and to such [***] for [***] subject to [***] retaining a non-exclusive, sublicensable (including through multiple tiers), fully paid up license under such [***] to research, develop, make, have made, use, distribute, sell, offer for sale, have sold, import, export and otherwise Commercialize products in the Field in the Territory. If such election is timely provided by [***] to [***] agrees to execute and deliver to [***] any assignments or other documents reasonably requested by [***] to vest exclusive ownership of such [***] in [***] If [***] does not provide such election within [***] after such notice from [***] may, [***] continue Commercialization, prosecution, and maintenance of such [***] or discontinue Commercialization, prosecution, and maintenance of such [***].

8.3     Cooperation of the Parties. If either Licensor or Licensee becomes aware of any challenges by any Third Parties to the validity of any of any Licensor Patent, Licensee Patent, or Joint Patent, it will [***] Any such notice shall include [***] Each Party agrees to cooperate fully in the preparation, filing, prosecution, and maintenance of Patents under Section 8.2 (Patent Prosecution and Maintenance), [***] Such cooperation includes: [***].

8.4	Infringement by Third Parties.

(a)     Notice. If either Licensor or Licensee becomes aware of any infringement or threatened infringement by a Third Party of any Licensor Patent, Licensee Patent, or Joint Patent, which infringing activity involves the using, making, importing, offering for sale or selling of a Licensed Product, or the submission to a Party or a Regulatory Authority of an application for

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

a product referencing a Licensed Product, or any declaratory judgment or equivalent action challenging any Licensor Patent, Licensee Patent, or Joint Patent in connection with any such infringement (each, a “Product Infringement”), [***].

(b)     Licensor Patents and Joint Patents.

(i)     Subject to this Section 8.4(b) (Licensor Patents and Joint Patents), [***] shall have the [***] as between Licensor and Licensee, [***] to bring an appropriate suit or take other action against any Person engaged in, or to defend against, a Product Infringement of any [***] and by counsel of its own choice. [***] may, [***], be represented in any such action by counsel of its own choice, and [***] and its counsel will reasonably cooperate with [***] and its counsel in strategizing, preparing, and prosecuting any such action or proceeding. If [***] fails to bring an action or proceeding with respect to such Product Infringement of any. [***] within (A) [***] following the notice of alleged infringement or declaratory judgment or (B) [***] before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, [***] shall have [***] to bring and control any such action [***] and by counsel of its own choice, and [***] be represented in any such action by counsel of its own choice.

(ii)     Except as otherwise agreed by the Parties as part of a cost-sharing arrangement, any recovery or damages realized as a result of such action or proceeding with respect to Licensor Patents shall be used [***].

(c)     Licensee Patents. [***] shall have the [***] as between Licensor and Licensee, [***] to bring an appropriate suit or take other action against any Person engaged in, or to defend against, a Product Infringement of any Licensee Patents [***] and by counsel of its own choice. Any recovery or damages realized as a result of such action or proceeding by Licensee with respect to Licensee Patents in the Territory shall be used [***].

(d)     Cooperation. In the event a Party brings an action in accordance with this Section 8.4 (Infringement by Third Parties), the other Party shall [***] including, if required to bring such action, the [***].

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(e)     Other Infringement. [***] shall have the [***] but not the [***] to bring and control, [***] and to receive [***] of any settlement, royalties, or other recovery of damages resulting from, any legal action in connection with any infringement of any Licensor Patent that is not a Product Infringement, or of any Joint Patent that it assumes ownership pursuant to Section 8.2(b)(v). [***] shall have the [***] to bring and control, [***] and to receive [***] of any settlement, royalties, or other recovery of damages resulting from, any legal action in connection with any infringement of any Licensee Patent or Joint Patent (if owned by Licensee) that is not a Product Infringement.

(f)     Biosimilars. [***] shall be responsible for determining the strategy with respect to certifications, notices and patent enforcement procedures regarding [***] under the U.S. Food, Drug & Cosmetics Act and the Biologics Price Competition and Innovation Act of 2009 (the “BPCIA”). [***] shall cooperate, as reasonably requested by [***] in a manner consistent with this Section 8.4(f) (Biosimilars). [***] hereby authorizes [***] to: (i) provide in any BLA or in connection with the BPCIA, a list of [***] as required under the BPCIA; (ii) [***]; and (iii) [***] including (A) [***]; and (B) [***]; provided that with respect to [***] exercise of rights under the BPCIA, [***] shall consult with a representative of [***] designated by [***] in writing and qualified to receive confidential information pursuant to § 262(l)(1) of the BPCIA with respect to [***] exercise of any rights exercisable as reference product sponsor, including providing such representative with timely copies of material correspondence relating to such matters, providing such representative the opportunity, reasonably in advance of any related [***] action, to comment thereon and to consult with and consider in good faith the requests and suggestions of [***] with respect to such matters.

8.5     Infringement of Third Party Rights. Each Party shall promptly notify the other in writing of any allegation by a Third Party that the manufacture, Development, or Commercialization of any Compound or Licensed Product infringes or may infringe the intellectual property rights of a Third Party. If a Third Party asserts that any of its Patents or other rights are infringed by the manufacture, Commercialization or Development by Licensee or its Affiliates of any Licensed Product, [***] shall have [***] to defend against any such assertions at [***] If [***] elects not to defend against such Third Party claims within [***] of learning of same,[***] shall have [***], to defend against such an action. In any event, the other Party shall cooperate fully and shall provide full access to documents, information and witnesses as reasonably requested by the Party defending such action. [***] Notwithstanding the foregoing, the Parties’ rights and obligations under this Section 8.5 (Infringement by Third Parties), including payment obligations, will be subject to the terms of ARTICLE 10 (Indemnification).

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

8.6     Consent for Settlement. Neither Party shall [***] enter into any settlement or compromise of any action or proceeding under this ARTICLE 8 (Intellectual Property) that would in any manner be reasonably expected to [***] in any material respect of the other Party’s rights under this Agreement without the prior written consent of such other Party, which shall [***].

8.7     Patent Marking. Licensee shall mark and ensure that its Affiliates mark all patented Licensed Products they sell or distribute pursuant to this Agreement in accordance in all material respects with the applicable patent statutes or regulations in the country or countries of manufacture and sale thereof.

8.8     Patent Extensions. [***] shall have [***] regarding, and [***] shall cooperate with [***] in obtaining, patent term restoration, supplemental protection certificates or their equivalents, and patent term extensions with respect to the [***] in any country in the Territory where applicable. [***] shall file for such extensions at [***].

8.9     Trademarks. Licensee shall own and be responsible for all trademarks, trade names, branding or logos related to Licensed Products in the Field in the Territory. Licensee shall be responsible, in its sole discretion, for selecting, registering, prosecuting, defending, and maintaining all such marks at [***].

ARTICLE 9

REPRESENTATIONS AND WARRANTIES AND COVENANTS; DISCLAIMER

9.1     Mutual Representations and Warranties. Each Party represents and warrants to the other that, as of the Effective Date: (a) it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof; (b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action; (c) this Agreement is legally binding upon it, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, or similar laws affecting the rights of creditors generally and equitable principles, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a Party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it; and (d) it has the right to grant the licenses granted by it under this Agreement.

9.2	Mutual Covenants.

(a)     Employees, Consultants and Contractors. Each Party covenants that it has obtained or will obtain written agreements from each of its employees, consultants and contractors who perform Development activities pursuant to this Agreement, which agreements will obligate such persons to obligations of confidentiality and non-use and to assign Inventions in a manner consistent with the provisions of this Agreement.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(b)     Debarment. Each Party represents, warrants and covenants to the other Party that it is not debarred or disqualified under the U.S. Federal Food, Drug and Cosmetic Act, as may be amended, or comparable laws in any country or jurisdiction other than the United States, and it does not, and will not during the Term, employ or use the services of any person who is debarred or disqualified, in connection with activities relating to any Licensed Product. If either Party becomes aware of the debarment or disqualification or threatened debarment or disqualification of any person providing services to such Party, including the Party itself or its Affiliates, that directly or indirectly relate to activities contemplated by this Agreement, such Party shall immediately notify the other Party in writing and such Party shall cease employing, contracting with, or retaining any such person to perform any such services.

(c)     Compliance. Each Party covenants as follows:

(i)     In the performance of its obligations under this Agreement, such Party shall comply and shall cause its and its Affiliates’ employees and contractors to comply with all Applicable Laws, including all anti-corruption and anti-bribery laws and regulations, economic, trade and financial sanctions, and trade embargoes.

(ii)     Such Party and its and its Affiliates’ employees and contractors shall not, in connection with the performance of their respective obligations under this Agreement, directly or indirectly through Third Parties, pay, promise or offer to pay, or authorize the payment of, any money or give any promise or offer to give, or authorize the giving of anything of value to a Public Official or Entity or other person for purpose of obtaining or retaining business for or with, or directing business to, any person, including either Party (and each Party represents and warrants that as of the Effective Date, such Party, and to its Knowledge, its and its Affiliates’ employees and contractors, have not directly or indirectly promised, offered or provided any corrupt payment, gratuity, emolument, bribe, kickback, illicit gift or hospitality or other illegal or unethical benefit to a Public Official or Entity or any other person in connection with the performance of such Party’s obligations under this Agreement, and each Party covenants that it and its Affiliates’ employees and contractors shall not, directly or indirectly, engage in any of the foregoing).

(iii)     Neither Party, nor any of its directors, officers, employees or subcontractors, or, to its Knowledge, agents, is subject to economic, trade and financial sanctions under Applicable Law. Licensor will not directly or indirectly use the proceeds of the transactions contemplated hereby, or lend, contribute or otherwise make available such proceeds, to any individual or entity otherwise subject to such sanctions.

(iv)     Each Party may suspend or terminate this Agreement in its entirety where there is a credible finding, after a reasonable investigation, that the other Party, in connection with performance of such other Party’s obligations under this Agreement, has violated any anticorruption or anti-bribery laws or regulations, economic, trade or financial sanctions, or trade embargoes, in each case under Applicable Law.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

9.3     Additional Licensor Representations, Warranties and Covenants. Licensor represents, warrants and covenants, as applicable, to Licensee that, as of the Effective Date:

(a)     it is the sole owner of all Licensor Existing Patents and Licensor Know-How;

(b)     [***]

(c)     [***]

(d)     [***]

(e)     [***]

(f)     it has control over the preparation, filing, prosecution (including any interferences, reissue proceedings, derivation proceedings, reexaminations, an inter partes review before the U.S. Patent and Trademark Office, and post-grant review proceedings) and maintenance of all Licensor Patents licensed to Licensee on an exclusive basis under Section 2.1 (License to Licensee);

(g)     [***]

(h)     all issued Patents listed on Exhibit 1.1 (i) are subsisting and, to Licensor’s Knowledge, are not invalid or unenforceable, in whole or in part and (ii) have been prosecuted, filed and maintained in accordance in all material respects with Applicable Law and all applicable fees have been paid on or before the due date for payment. With respect to any pending applications listed on Exhibit 1.1, such applications, unless otherwise indicated in Exhibit 1.1, are being diligently prosecuted in the respective patent offices in the Territory in accordance in all material respects with Applicable Law and, to Licensor’s Knowledge, Licensor and its Affiliates have presented all relevant references, documents, and information of which it or the inventors are aware to the relevant patent examiner at the relevant patent office;

(i)     true, complete and correct copies of the file wrappers and other documents and materials relating to the prosecution, defense, maintenance, validity and enforceability of the Licensor Existing Patents listed on Exhibit 1.1 have been provided or made available to Licensee prior to the Effective Date;

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(j)     each employee or contractor of Licensor and, to Licensor’s Knowledge, any other person who has or has had any rights in or to any Licensor Existing Patents listed on Exhibit 1.1 or any Licensor Know-How, has assigned and has executed an agreement assigning his, her or its entire right, title, and interest in and to such Licensor Existing Patents listed on Exhibit 1.1 or Licensor Know-How to Licensor, and (ii), to Licensor’s Knowledge, no current officer, employee, agent, or consultant of Licensor or any of its Affiliates is in violation of any term of any assignment or other agreement regarding the protection of the Licensor Existing Patents listed on Exhibit 1.1 or other intellectual property or proprietary Know-How of Licensor or such Affiliate or of any employment contract relating to the relationship of any such person with Licensor;

(k)     Licensor has not received any written or, to Licensor’s Knowledge, oral notice from a Third Party that the Development of any Licensed Product conducted by Licensor prior to the Effective Date has infringed any Patents of any Third Party or misappropriated any other intellectual property of any Third Party and Licensor does not have Knowledge of any imminent threat from a Third Party of such infringement or misappropriation;

(l)     [***]

(m)     to Licensor’s Knowledge, no Third Party is infringing or misappropriating any of the Licensor Technology;

(n)     to Licensor’s Knowledge, the Development and Commercialization of Licensed Products in the Field in the Territory by Licensee or its Affiliates in accordance with the Development Plan would not reasonably be expected to infringe or misappropriate the intellectual property or proprietary rights of any Third Party;

(o)     no claim or action has been brought or, to Licensor’s Knowledge, threatened in writing by any Third Party alleging that the Licensor Patents are invalid or unenforceable, and no Licensor Patent is the subject of any interference, derivation, opposition, cancellation or other protest proceeding of which Licensor has received notice;

(p)     [***]

(q)     [***]

(r)     [***]

(s)     Exhibit 9.3(s) sets forth a list of all agreements to which Licensor or any of its Affiliates is a party under which Licensor grants a sublicense of rights obtained under such agreement to Licensee pursuant to this Agreement (“Existing Agreements”). All Existing Agreements are in full force and effect, no notice has been delivered to or by Licensor of any

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

breach under such Existing Agreements and no rights granted herein are inconsistent with any Existing Agreement. Licensor and its Affiliates, and to Licensor’s Knowledge, the other parties to the Existing Agreements are in compliance in all material respects with the Existing Agreements. Licensor has provided true and complete copies of such Existing Agreements to Licensee;

(t)     neither Licensor nor any Affiliate of Licensor has received any written notice from any Regulatory Authority of, and to Licensor’s Knowledge, there are no circumstances currently existing that would reasonably be expected to lead to, any loss of or refusal to renew any Regulatory Approval or result in an investigation, corrective action or enforcement action by any other Regulatory Authority with respect to any Compound;

(u)     [***]

(v)     [***]

(w)     [***]

(x)     [***]

(y)     [***]

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(z)     [***]

9.4	No Other Warranties.

(a)     Except as expressly set forth in this Agreement, nothing in this Agreement will be construed as:

(i)	a warranty or representation by Licensor or any other Person as to the validity or scope of any Patent or that any pending patent applications under the Patents will issue;

(ii)

a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, trade secrets or other intellectual property of Third Parties;

(iii)	an obligation of Licensor to bring or prosecute actions or suits against Third Parties for infringement;

(iv)	granting by implication, estoppel or otherwise any licenses under patents of Licensor other than Licensed Patents; or

(v)	an obligation to furnish any technology, technological information or other materials other than as expressly identified herein.

(b)     EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY EXPRESSLY DISCLAIMS, ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF PATENTS, NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES. LICENSOR ASSUMES NO RESPONSIBILITIES OR LIABILITY WHATSOEVER WITH RESPECT TO THE PATENTS, TECHNOLOGY OR ANY BIOLOGICAL MATERIALS OR THE USE, SALE OR OTHER DISPOSITION BY LICENSEE OR ITS AFFILIATES, SUBLICENSEES, VENDEES OR OTHER AGENTS OR TRANSFEREES OR END USERS OF PRODUCTS OR PROCESSES INCORPORATING OR MADE BY USE OF ANY LICENSED TECHNOLOGY OR LICENSED PATENTS LICENSED UNDER THIS AGREEMENT OR BIOLOGICAL MATERIALS (IF ANY), FURNISHED IN CONNECTION WITH THIS AGREEMENT. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, LICENSEE WAIVES ALL RIGHTS TO MAKE ANY CLAIM WHATSOEVER AGAINST LICENSOR WITH RESPECT TO

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ANY OF THE FOREGOING. LICENSEE SHALL BE SOLELY RESPONSIBLE FOR ALL REPRESENTATIONS AND WARRANTIES THAT LICENSEE OR ITS AGENTS, SUBLICENSEES OR AFFILIATES MAKE TO THIRD PARTIES WITH RESPECT TO ANY OF THE FOREGOING.

ARTICLE 10

INDEMNIFICATION

10.1     Indemnification by Licensor. Licensor shall indemnify and hold Licensee and its Affiliates, and their respective officers, directors, agents and employees (“Licensee Indemnitees”) harmless from and against any Claims to the extent arising or resulting from:

(a)     [***];

(b)     the gross negligence or willful misconduct of any of the Licensor Indemnitees;

(c)     any breach of any of the warranties or representations made by Licensor to Licensee under this Agreement; or

(d)     any breach by Licensor of its covenants pursuant to this Agreement;

in each case, except to the extent such Claims are Claims that arise out of or result from any breach of representation, warranty, or covenant of Licensee set forth in this Agreement or from the gross negligence or willful misconduct of any of the Licensee Indemnitee. The foregoing indemnity obligation shall not apply to the extent that the Licensee Indemnitees fail to comply with the indemnification procedures set forth in Section 10.3 (Indemnification Procedure) and Licensor’s defense of the relevant Claims is prejudiced by such failure.

10.2     Indemnification by Licensee. Licensee shall indemnify and hold Licensor, its Affiliates, and their respective officers, directors, agents and employees (“Licensor Indemnitees”) harmless from and against any Claims to the extent arising or resulting from:

(a)     the research, development (both pre-clinical and clinical), manufacture, promotion, or commercialization of any Licensed Product by or on behalf of Licensee, its Affiliates, or Sublicensees on or after the Effective Date;

(b)     the gross negligence or willful misconduct of any Licensee Indemnitees;

(c)     any breach of any of the warranties or representations made by Licensee to Licensor under this Agreement; or

(d)     any breach by Licensee of its covenants pursuant to this Agreement;

in each case, except to the extent such Claims are Claims that arise out of or result from any breach of representation, warranty, or covenant of Licensor set forth in this Agreement or from the gross negligence or willful misconduct of any of the Licensor Indemnitee. The foregoing indemnity

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

obligation shall not apply to the extent that the Licensor Indemnitees fail to comply with the indemnification procedures set forth in Section 10.3 (Indemnification Procedure) and Licensee’s defense of the relevant Claims is prejudiced by such failure.

10.3     Indemnification Procedure. If either Party is seeking indemnification under Sections 10.1 (Indemnification by Licensor) or 10.2 (Indemnification by Licensee) (the “Indemnified Party”), it shall inform the other Party (the “Indemnifying Party”) of the Claim giving rise to the obligation to indemnify pursuant to such section as soon as reasonably practicable after receiving notice of the Claim, but not later than [***] after receiving notice of the Claim. The Indemnifying Party may assume the defense of any such Claim for which it is obligated to indemnify the Indemnified Party. The Indemnified Party shall cooperate with the Indemnifying Party and the Indemnifying Party’s insurer as the Indemnifying Party may reasonably request [***]. The Indemnified Party may participate, [***] and with counsel of its choice, in the defense of any Claim or suit that has been assumed by the Indemnifying Party. Neither Party shall have the obligation to indemnify the other Party in connection with any settlement made without such Party’s written consent, which consent shall not be unreasonably conditioned, withheld, or delayed. If the Parties cannot agree as to the application of Section 10.1 (Indemnification by Licensor) or Section 10.2 (Indemnification by Licensee) as to any Claim, pending resolution of the dispute pursuant to Section 13.9 (Dispute Resolution), the Parties may conduct separate defenses of such Claim, with each Party retaining the right to claim indemnification from the other Party in accordance with Section 10.1 (Indemnification by Licensor) or Section 10.2 (Indemnification by Licensee) upon resolution of the underlying Claim.

10.4     Mitigation of Loss. Each Indemnified Party shall take and shall procure that its Affiliates take all such reasonable steps and action as are reasonably necessary or as the Indemnifying Party may reasonably require in order to mitigate any Claims (or potential losses or damages) under this ARTICLE 10 (Indemnification). Nothing in this Agreement shall or shall be deemed to relieve any Party of any common law or other duty to mitigate any losses incurred by it.

10.5     Special, Indirect and Other Losses. EXCEPT IN THE EVENT OF LICENSOR’S BREACH OF ITS EXCLUSIVITY OBLIGATIONS UNDER SECTION 2.1 (LICENSE TO LICENSEE) OR SECTION 2.8 (Licensor Reserved Product), EITHER PARTY’S BREACH OF ARTICLE 11 (CONFIDENTIALITY), OR A CLAIM BASED ON OR ARISING FROM EITHER PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER; provided, however, that this Section 10.5 (Special, Indirect and Other Losses) shall not be construed to limit either Party’s indemnification obligations under Section 10.1 (Indemnification by Licensor) or Section 10.2 (Indemnification by Licensee), as applicable.

10.6     Insurance. Each Party, [***], shall maintain product liability and other appropriate insurance (or self-insure) in an amount consistent with sound business practice and reasonable in light of its obligations under this Agreement during the Term. Each Party shall provide a certificate of insurance (or evidence of self-insurance) evidencing such coverage to the other Party upon request.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

ARTICLE 11

CONFIDENTIALITY; PUBLICATION

11.1     Duty of Confidence. Subject to the other provisions of this ARTICLE 11 (Confidentiality; Publication):

(a)     all Confidential Information disclosed by a Party (the “Disclosing Party”) or its Affiliates under this Agreement will be maintained in confidence and otherwise safeguarded by the recipient Party (the “Receiving Party”) and its Affiliates using at least the same standard of care as the Receiving Party uses to protect its own proprietary or Confidential Information (but in no event less than reasonable care);

(b)     the Receiving Party may only use any such Confidential Information for the purposes of performing its obligations or exercising its rights under this Agreement;

(c)     the Receiving Party may disclose Confidential Information of the Disclosing Party only to: (i) the Receiving Party’s Affiliates and, in the case of Licensee as the Receiving Party, its Sublicensees; and (ii) employees, directors, agents, contractors, consultants and advisers of the Receiving Party and its Affiliates and, in the case of Licensee as the Receiving Party, Sublicensees, in each case to the extent reasonably necessary for the purposes of, and for those matters undertaken pursuant to, this Agreement; provided that such persons are bound to maintain the confidentiality, and not to make any unauthorized use, of the Confidential Information in a manner consistent with this ARTICLE 11 (Confidentiality; Publication);

(d)     all Licensor Know-How that is specific to the Development and/or manufacture of any Compound or the Licensed Product, and the terms of this Agreement, shall be considered Confidential Information of both Licensee and Licensor (it being understood that both Licensee and Licensor will be deemed to be the Disclosing Party with respect thereto, the exceptions in Section 11.2(a) (Exceptions) shall not apply to Licensor with respect to such KnowHow or to either Party with respect to the terms of this Agreement and that, subject to the confidentiality obligations of Licensor with respect thereto, Licensor shall be permitted to use and exploit (i) Licensor Know-How outside the Field and as permitted by Section 2.3 (Reservation of Rights) and (ii) Licensor General Manufacturing Know-How in any and all fields); provided that (i) the terms of this Agreement that relate to the scope of rights granted by Licensor hereunder may be disclosed by Licensor to its prospective or existing licensees, provided that, in each case, any such Third Party agrees to be bound by terms of confidentiality and non-use that are no less stringent than those contained in this Agreement, and (ii) Licensor shall be permitted to use such Licensor Know-How that is specific to the Development and/or manufacture of any Compound or Licensed Product to [***]

(e)     [***]

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

11.2     Exceptions. The foregoing obligations as to particular Confidential Information of a Disclosing Party shall not apply to the extent that the Receiving Party can demonstrate by competent evidence that such Confidential Information:

(a)     is known by the Receiving Party at the time of its receipt, and not through a prior disclosure by the Disclosing Party, as shown by contemporaneous written documents of the Receiving Party;

(b)     is in the public domain by use or publication before its receipt from the Disclosing Party, or thereafter enters the public domain through no fault of, or breach of this Agreement by, the Receiving Party;

(c)     is subsequently disclosed to the Receiving Party on a non-confidential basis by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the Disclosing Party; or

(d)     is developed by the Receiving Party independently and without use of or reference to any Confidential Information disclosed to it by or on behalf of the Disclosing Party, as shown by contemporaneous written documents of the Receiving Party.

11.3     Authorized Disclosures. Notwithstanding the obligations set forth in Section 11.1 (Duty of Confidence), the Receiving Party may disclose Confidential Information of the Disclosing Party to the extent such disclosure is reasonably necessary in the following instances:

(a)     filing or prosecuting of Patents as permitted by this Agreement;

(b)     enforcing the Receiving Party’s rights under this Agreement or performing the Receiving Party’s obligations under this Agreement;

(c)     in Regulatory Documentation for Licensed Products that such Party has the right to file under this Agreement;

(d)     prosecuting or defending litigation as permitted by this Agreement;

(e)     to the Receiving Party’s directors, Affiliates, actual or potential Sublicensees (in the case of Licensee), commercial partners, independent contractors, consultants, attorneys, independent accountants or financial advisors who, in each case, have a need to know such Confidential Information in order for the Receiving Party to exercise its rights or fulfill its obligations under this Agreement, provided that, in each case, any such person agrees to be bound by terms of confidentiality and non-use (or, in the case of the Receiving Party’s attorneys and independent accountants, such person is obligated by applicable professional or ethical obligations) at least as restrictive as those set forth in this ARTICLE 11 (Confidentiality; Publication);

(f)     to actual or potential investors, investment bankers, lenders, other financing sources or acquirors (and attorneys and independent accountants thereof) in connection with potential investment, acquisition, collaboration, merger, public offering, due diligence or similar investigations by such Third Parties or in confidential financing documents, provided that, in each

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

case, any such Third Party agrees to be bound by terms of confidentiality and non-use (or, in the case of the Receiving Party’s attorneys and independent accountants, such Third Party is obligated by applicable professional or ethical obligations) that are no less stringent than those contained in this Agreement (except to the extent that a shorter confidentiality period is customary in the industry);

(g)     such disclosure is required by court order, judicial or administrative process or Applicable Law, provided that in such event the Receiving Party shall promptly inform the Disclosing Party of such required disclosure and provide the Disclosing Party an opportunity to challenge or limit the disclosure obligations. Confidential Information that is disclosed as required by court order, judicial or administrative process or Applicable Law shall remain otherwise subject to the confidentiality and non-use provisions of this ARTICLE 11 (Confidentiality; Publication), and the Receiving Party shall take all steps reasonably necessary, including seeking of confidential treatment or a protective order, to ensure the continued confidential treatment of such Confidential Information; and

(h)     obtaining and maintaining the [***].

11.4     Publication. Subject to the remainder of this Section 11.4 (Publication), Licensor reserves the right for itself and its Affiliates and investigators to present, publish or otherwise disseminate the results of its and their research on the inventions claimed in the Licensor Patents and Licensor Technology. However, Licensor agrees to submit copies of any abstract or manuscript proposed for written or oral presentation or publication regarding any inventions claimed in the Licensor Patents to Licensee at least [***] in advance of the submission or presentation. If Licensee does not, within [***] after receipt of the manuscript, object in writing, Licensor may proceed with the presentation or publication. However, if Licensee notifies Licensor in writing within such period that it has a reasonable belief that such presentation or publication would reveal Licensee’s own Confidential Information or a patentable invention for which patent applications are being filed, it will provide a written request to Licensor specifically identifying the information giving rise to the belief. Licensor will, as applicable, either remove Licensee’s Confidential Information or not publish or present the information so identified by Licensee until such time as a patent application has been filed or the expiration of [***] after the date of submission of the manuscript or abstract to Licensee, whichever occurs first. Licensee will keep all submissions made by Licensor hereunder confidential in accordance with Article 11 (Confidentiality; Publication), until such time as Licensor or its Affiliates or investigators make the applicable publication or presentation.

11.5     Publicity; Use of Names. No disclosure of the terms of this Agreement (except as expressly permitted under Section 11.1(d) and Section 11.3) and no public announcement of the existence of this Agreement may be made by either Party or its Affiliates, and neither Party shall use the name, trademark, trade name or logo of the other Party, its Affiliates or their respective employees in any publicity, promotion, news release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as set forth in Section 11.7 (Disclosure to the SEC) or as otherwise may be required by law. Notwithstanding the above, each Party and its Affiliates may disclose on its website and in its promotional materials that the other Party is a development partner of such Party for the Licensed Products and may use the other Party’s name and logo in conjunction with such disclosure.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

11.6     Prior Confidentiality Agreement. As of the Effective Date, the terms of this ARTICLE 11 (Confidentiality; Publication) shall supersede any prior non-disclosure, secrecy or confidentiality agreement between the Parties (or their Affiliates) relating to the subject of this Agreement, including the Confidentiality Agreement. Any information disclosed pursuant to any such prior agreement shall be deemed Confidential Information for purposes of this Agreement.

11.7	Disclosure to the SEC.

(a)     A Party may disclose this Agreement and its terms, and material developments or material information generated under this Agreement, in securities filings with the U.S. Securities and Exchange Commission (“SEC”) (or equivalent foreign agency) to the extent required by law after complying with the procedure set forth in this Section 11.7 (Disclosure to the SEC). In such event, the Party seeking to make such disclosure will prepare a draft confidential treatment request and proposed redacted version of this Agreement to request confidential treatment for this Agreement, and the other Party agrees to promptly (and in any event, no less than [***] after receipt of such confidential treatment request and proposed redactions) give its input in a reasonable manner in order to allow the Party seeking disclosure to file its request within the time lines prescribed by applicable SEC regulations. The Party seeking such disclosure shall exercise Commercially Reasonable Efforts to obtain confidential treatment of this Agreement from the SEC as represented by the redacted version reviewed by the other Party.

(b)     Further, each Party acknowledges that the other Party may be legally required, or may be required by the listing rules of any exchange on which the other Party’s or its Affiliate’s securities are traded, to make public disclosures (including in filings with the SEC or other agency) of certain material developments or material information generated under this Agreement and agrees that each Party may make such disclosures as required by law or such listing rules, provided that the Party seeking such disclosure shall provide the other Party with a copy of the proposed text of such disclosure sufficiently in advance of the scheduled release to afford such other Party a reasonable opportunity to review and comment thereon.

11.8	Press Release.

(a)     If either Party desires to issue a press release or make a public announcement concerning the material terms of this Agreement or the Development or Commercialization of the Licensed Product under this Agreement, such as the achievement of Regulatory Approvals of the Licensed Product, such Party shall provide the other Party with the proposed text of such announcement for prior review and approval by such other Party (such approval not to be unreasonably conditioned, withheld, or delayed).

(b)     The Parties agree that after a public disclosure has been made or a press release or other public announcement has been issued in compliance with this Agreement, each Party may make subsequent public disclosures or issue press releases or other public announcements disclosing the same content without having to obtain the other Party’s prior consent and approval.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

11.9     Reporting of Financial Information. From and after the Effective Date, to the extent required by the SEC in connection with Licensee or an Affiliate of Licensee registering securities in a public offering, Licensor shall reasonably cooperate with Licensee or its Affiliates and their respective accountants and auditors by providing access to information, books, and records related to the Licensed Products that are at that time in existence and in the possession of Licensor as Licensee may reasonably request in connection with the preparation by Licensee or its Affiliates of historical and pro forma financial statements related to the Licensed Products as may be required to be included in any filing made by Licensee or any of its Affiliates under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Regulation S-X. Licensor shall provide all financial information reasonably available to Licensor that Licensee reasonably requests to comply with any SEC requirements that apply in connection with Licensee or an Affiliate of Licensee registering securities in a public offering. The cooperation provided by Licensee under this Section 11.9 (Reporting of Financial Information) will include: (i) [***] to the extent required in connection with any such audit performed by Licensee’s auditors, (ii) providing Licensee or its Affiliates and their respective accountants and auditors with access to [***] by Licensor to Licensor’s accountants and auditors, and (iii) causing Licensor’s accountants, auditors, and counsel to cooperate with Licensee or its Affiliates and its accountants, auditors, and counsel. Licensor hereby consents to the inclusion or incorporation by reference of any financial statements provided to Licensee under this Section 11.9 (Reporting of Financial Information) in any filing by Licensee or its Affiliates with the SEC and, upon request therefor of Licensee, agrees to request that any auditor of Licensor that audits any financial statements provided to Licensee or its Affiliates under this Section 11.9 (Reporting of Financial Information) consent to the inclusion or incorporation by reference of its audit opinion with respect to such financial statements in any filing by Licensee or its Affiliates with the SEC.

ARTICLE 12

TERM AND TERMINATION

12.1     Term. Unless earlier terminated as permitted by this Agreement, the term of this Agreement commences upon the Effective Date and continues in full force and effect, on a Licensed Product-by-Licensed Product basis, until the expiration of the Royalty Term for such Licensed Product in the Territory (the “Term”). Upon the expiration (but not early termination) of the Term for such Licensed Product, the licenses granted to Licensee shall continue in effect, as non-exclusive, fully paid-up, royalty-free, transferable, perpetual and irrevocable, with the right to grant Sublicenses, including through multiple tiers, with respect to such Licensed Product in the Field in the Territory.

12.2	Termination.

(a)     Termination by Licensee for Convenience. At any time, Licensee may terminate this Agreement, at its sole discretion and for any reason or no reason, by providing written notice of termination to Licensor, which notice includes an effective date of termination at least (i) [***] after the date of the notice if the notice is given before the Regulatory Approval of any Licensed Product; or (ii) [***] after the date of the notice if the notice is given after the Regulatory Approval of any Licensed Product.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(b)     Termination for Cause. If either Party is in material breach of its obligations hereunder, then the non-breaching Party may deliver notice of such breach to the other Party. The allegedly breaching Party shall have [***] to cure such breach from the receipt of the notice; provided, that if such breach (other than a payment breach) is capable of being cured but cannot be cured within such [***] period, the breaching Party may cure such breach during an additional period as is reasonable in the circumstances by initiating actions to cure such breach during such [***] period and using reasonable efforts to pursue such actions. If the allegedly breaching Party fails to cure that breach within the applicable period set forth above, then the Party originally delivering the notice of breach may terminate this Agreement on written notice of termination. Any right to terminate this Agreement under this Section 12.2(b) (Termination for Cause) shall be stayed and the applicable cure period tolled if, during such cure period, the Party alleged to have been in material breach shall have initiated dispute resolution in accordance with Section 13.9 (Dispute Resolution) with respect to the alleged breach, which stay and tolling shall continue until the date that such dispute has been resolved in accordance with Section 13.9 (Dispute Resolution); provided that, for the avoidance of doubt, such tolling shall not relieve the breaching Party of any liability for damages suffered by the non-breaching Party during such tolling period. If a Party is determined to be in material breach of this Agreement, the other Party may terminate this Agreement if the breaching Party fails to cure the breach within [***] after the conclusion of the dispute resolution procedure (and such termination shall then be effective upon written notification from the notifying Party to the breaching Party).

(c)     Termination for Bankruptcy. This Agreement may be terminated at any time during the Term by either Party upon the other Party filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, that in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within [***] after the filing thereof.

12.3	Effect of Termination.

(a)     Upon termination of this Agreement by either Party pursuant to Section 12.2(a) (Termination by Licensee for Convenience); Section 12.2(b) (Termination for Cause), or Section 12.2(c) (Termination for Bankruptcy), the following consequences shall apply and shall be effective as of the effective date of such termination:

(i)     Licensee’s license under Section 2.1 (License to Licensee) shall terminate;

(ii)     Licensee shall return to Licensor or destroy, at Licensor’s election, all Confidential Information of Licensor, including all copies thereof and all materials, substances and compositions delivered or provided by Licensor to Licensee; provided, however, that Licensee may keep one copy of such Confidential Information in its legal files solely for the purpose of enabling it to comply with the provisions of this Agreement, and Licensee shall not be required to remove such Confidential Information from its back-up or archive electronic records, including its electronic laboratory notebook and laboratory information management systems; and

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(iii)     Licensor shall be solely responsible for all future Development, manufacture and Commercialization of Licensed Products in the Field, [***],

(b)     Upon termination of this Agreement by Licensee pursuant to Section 12.2(a) (Termination by Licensee for Convenience) or by Licensor pursuant to Section 12.2(b) (Termination for Cause) or Section 12.2(c) (Termination for Bankruptcy), the following consequences shall apply and shall be effective as of the effective date of such termination:

(i)     Licensee hereby grants to Licensor, effective only upon such termination and without any warranty and at Licensor’s sole risk, a non-exclusive, worldwide perpetual and irrevocable license, with the right to grant sublicenses, including through multiple tiers, under the Licensee Technology, the Joint Inventions (if owned by Licensee) and the Joint Patents (if owned by Licensee), to research, Develop, make, have made, use, distribute, sell, offer for sale, have sold, import, export, and otherwise Commercialize any Licensed Product in the Field (but solely to the extent that such Compound or Licensed Product were in Development or being Commercialized by Licensee, its Affiliates or Sublicensees immediately prior to the effective date of such termination) (for clarity, Licensor shall be responsible for the payment of any monies payable to a Third Party licensor of Licensee or its Affiliates for rights to intellectual property included in Licensee Technology based upon the Development, manufacture and Commercialization of Licensed Products in the Field by Licensor, its Affiliates or licensees);

(ii)     if this Agreement is terminated by:

(A)

Licensee pursuant to Section 12.2(a) (Termination by Licensee for Convenience), then the Parties shall negotiate the terms of the license set forth in Section 12.3(b)(i) (Effect of Termination) in good faith for a period not to exceed [***], including milestone payments to become due upon the achievement of the then-remaining development milestone events set forth in Section 7.3(a) (Development and Regulatory Milestone Payments) and the salesbased milestone event set forth in Section 7.3(b) (Sales Milestone Payments), together with royalty payments; if the Parties are unable to agree on the terms and execute a definitive agreement with respect to the license during such [***] negotiation period, then they shall have such terms determined pursuant to Section 13.10 (Baseball Arbitration); and

(B)

Licensor pursuant to Section 12.2(b) (Termination for Cause) or Section 12.2(c) (Termination for Bankruptcy), then the license set forth in Section 12.3(b)(i) (Effect of Termination) shall be fully paid-up and royalty-free;

(iii)     Licensee shall assign to Licensor all Regulatory Documentation and Regulatory Approvals for any Licensed Product;

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

(iv)     Licensee shall disclose to Licensor all Licensee Know-How to the extent not already known to Licensor that is useful for Licensor to Develop, manufacture and Commercialize Licensed Products in the Field; in addition, Licensee shall, at Licensor’s request , provide reasonable technical assistance and transfer all Licensee Know-How necessary to manufacture Licensed Products to Licensor or its designee; provided that the reasonable direct costs incurred by Licensor in providing such assistance and transferring such Licensee Know-How [***];

(v)     Licensee shall, at Licensor’s request and election, use Commercially Reasonable Efforts to facilitate negotiations between Licensor and Licensee’s Third Party providers of clinical research, manufacturing, or distribution services; and

(vi)     Licensee shall, and hereby does, effective on such termination, assign to Licensor all of Licensee’s and its Affiliates’ right, title and interest in and to any and all trademarks used by Licensee and its Affiliates in the Territory in connection with its Development, manufacture or Commercialization of Licensed Products (excluding any such trademarks that include, in whole or part, any corporate name or logo of Licensee or its Affiliates), including all goodwill therein, and Licensee shall promptly take such actions and execute such instruments, assignments and documents as may be necessary to effect, evidence, register and record such assignment.

12.4     Reserved.

12.5    Survival. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination, nor shall expiration or any termination of this Agreement preclude either Party from pursuing all rights and remedies it may have under this Agreement, at law or in equity, with respect to breach of this Agreement. Without limiting the generality of the foregoing, the provisions of Sections 7.4 (Royalties), 7.5 (Payment; Reports); 7.6 (Exchange Rate; Manner and Place of Payment) and 7.7 (Late Payments ), in the case of each of the foregoing, to the extent they relate to royalty payment obligations that accrued prior to such expiration or termination, Section 7.8 (Taxes), Section 7.9 (Financial Records and Audit); Section 7.11 (Third Party Payments ); Section 8.1 (Ownership)(with respect to Inventions and intellectual property rights generated or made during the Term), Section 8.2(b)(Patent Prosecution and Maintenance-Licensor Patents and Joint Patents) (with respect to the obligations and license rights of any Party that. prior to such expiration or termination, abandons responsibility to prosecute and maintain Licensor Existing Patents or Joint Patents, as applicable), Article 9 (Representations and Warranties and Covenants; Disclaimer) (except for any covenants contained therein), Article 10 (Indemnification), Article 11 (Confidentiality; Publication) (except for Sections 11.4 (Publication) and 11.8 (Press Release)), Section 12.3 (Effect of Termination), this Section 12.5 (Survival), Section 12.6 (Termination Not Sole Remedy), and Article 13 (General Provisions) (except for Sections 13.2 (Assignment) and 13.6 (Force Majeure)) hereof shall survive the expiration or termination of this Agreement. In addition, the applicable provisions of Section 2.5 (Initial Transfer of Know-How and Materials ), [***], and Section 7.2(b) (Upfront Payment) will survive, in each case, solely to the extent required to make final reimbursements, reconciliations or other payments or any other costs and expenses incurred or accrued prior to the date of termination or expiration and payable under the terms of this Agreement.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

12.6     Termination Not Sole Remedy. Termination is not the sole remedy under this Agreement and, whether or not termination is effected and notwithstanding anything contained in this Agreement to the contrary, all other remedies will remain available except as agreed to otherwise herein.

ARTICLE 13

GENERAL PROVISIONS

13.1    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to any rules of conflict of laws with the exception of sections 5-1401 and 5-1402 of New York General Obligations Law.

13.2    Assignment. Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either Party without the prior written consent of the other Party (which consent shall not be unreasonably conditioned, withheld, or delayed); provided, however, that either Party may assign or otherwise transfer this Agreement and its rights and obligations hereunder without the other Party’s consent: (a) in connection with the transfer or sale of all or substantially all of the business or assets of such Party to which this Agreement relates to a Third Party, whether by merger, consolidation, divesture, restructure, sale of stock, sale of assets or otherwise; provided that in the event of any such transaction or a transaction in which such Party is acquired by a Third Party by stock purchase, merger or otherwise (whether or not this Agreement is actually assigned to or is assumed by the acquiring party by operation of law), intellectual property rights of the acquiring party to such transaction (if other than one of the Parties to this Agreement) and its Affiliates existing prior to the transaction shall not be included in the intellectual property rights or technology licensed hereunder; or (b) to an Affiliate, provided that the assigning Party shall remain liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate. The rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties, and the name of a Party appearing herein will be deemed to include the name of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this section. Any assignment not in accordance with this Section 13.2 (Assignment) shall be null and void.

13.3    Entire Agreement; Modification. This Agreement is both a final expression of the Parties’ agreement and a complete and exclusive statement with respect to all of its terms. This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, concerning any and all matters contained herein. This Agreement may only be modified or supplemented in a writing expressly stated for such purpose and signed by the Parties to this Agreement.

13.4    Relationship Between the Parties. The Parties’ relationship with one another, as established by this Agreement, is solely that of licensor and licensee. This Agreement does not create any partnership, joint venture or similar business relationship between the Parties. Neither Party is a legal representative of the other Party. Neither Party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

13.5    Non-Waiver. The failure of a Party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance. Any waiver by a Party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such Party.

13.6    Force Majeure. Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement to the extent such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, potentially including embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God, or acts, omissions or delays in acting by any Governmental Authority or unavailability of materials related to the manufacture of Compounds or Licensed Products. The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical and shall promptly undertake and continue diligently all reasonable efforts necessary to cure such force majeure circumstances or to perform its obligations in spite of the ongoing circumstances. Notwithstanding the foregoing, a force majeure circumstance shall not delay or excuse a Party’s payment obligations hereunder.

13.7    Severability. If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provisions adversely affects the substantive rights of the Parties. The Parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provisions with valid, legal and enforceable provisions which, insofar as practical, implement the purposes of this Agreement.

13.8    Notices. Any notice to be given under this Agreement must be in writing and delivered either (a) in person, (b) by air mail (postage prepaid) requiring return receipt, (c) by overnight courier, or (d) by e-mail with delivery and return receipts requested and confirmation of delivery thereafter, to the Party to be notified at its address(es) given below, or at any address such Party may designate by prior written notice to the other. Notice shall be deemed sufficiently given for all purposes upon the earliest of: (i) the date of actual receipt; (ii) if air mailed, [***] after the date of postmark; (iii) if delivered by overnight courier, the next day the overnight courier regularly makes deliveries or (iv) if sent by e-mail, the date of confirmation of receipt.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

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13.9     Dispute Resolution

(a)     The Parties shall negotiate in good faith and use reasonable efforts to settle any dispute, controversy or claim arising from or related to this Agreement or the breach thereof. Subject to Section 13.9(h) (Dispute Resolution), in the event the Parties cannot resolve such dispute, controversy or claim within a period of [***], then the matter shall be referred to designated senior executives of the Parties for resolution by the sending of a Notice of Dispute(s) for Executive Resolution. The designated senior executives shall endeavor to meet in person within [***] following transmittal of the Notice of Dispute(s) for Executive Resolution. The initial designated senior executives shall be [***] on behalf of Licensee, and [***] of Licensor (or his or her duly appointed successor). Each Party shall be entitled to name substitute senior executives upon written notice to the other Party.

(b)     Except as expressly set forth in Section 13.9(h) (Dispute Resolution), if, after going through this procedure, the Parties do not fully settle, and a Party wishes to pursue the matter, each such dispute, controversy or claim that is not an Excluded Claim (defined in Section 13.9(g) (Dispute Resolution)) shall be finally resolved by binding arbitration administered by JAMS pursuant to JAMS’ Streamlined Arbitration Rules and Procedures then in effect (the “JAMS Rules”).

(c)     The arbitration shall be conducted by a panel of three (3) neutral arbitrators, each of whom shall have significant legal or business experience in the pharmaceutical industry, and none of whom shall be a current or former employee or director, or

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

a current significant shareholder, of either Party or any of their respective Affiliates or any Sublicensee: within [***] after initiation of arbitration, each Party shall select one (1) person to act as arbitrator and the two (2) Party-selected arbitrators shall select a third (3rd) arbitrator within [***] of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third (3rd) arbitrator, the third (3rd) arbitrator shall be appointed by JAMS. The place of arbitration shall be New York, New York, and all proceedings and communications shall be in English. Within [***] after selection of the third arbitrator, the arbitrators shall conduct the Preliminary Conference (as defined in the JAMS Rules). In addressing any of the subjects within the scope of the Preliminary Conference, the arbitrators shall take into account both the desirability of making discovery efficient and cost-effective and the needs of the Parties for an understanding of any legitimate issue raised in the arbitration. The award rendered by the arbitrators shall be final, binding and non-appealable, and judgment may be entered upon it in any court of competent jurisdiction.

(d)     Either Party may apply to the arbitrators for interim or preliminary injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. The arbitrators’ authority to award punitive or any other type of damages not measured by a Party’s compensatory damages shall be subject to the limitation set forth in Section 10.5 (Special, Indirect and Other Losses ). [***].

(e)     The existence, content, or results of an arbitration shall be deemed Confidential Information of both Licensee and Licensor. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable New York statute of limitations.

(f)     The Parties agree that, in the event of a dispute over the nature or quality of performance under this Agreement, neither Party may terminate this Agreement until final resolution of the dispute through arbitration or other judicial determination. The Parties further agree that any payments made pursuant to this Agreement pending resolution of the dispute shall be refunded if an arbitrator or court determines that such payments are not due.

(g)     As used in this Section 13.9 (Dispute Resolution), the term “Excluded Claim” means a dispute, controversy or claim that concerns (i) the construction, scope, validity, enforceability, inventorship or infringement of a patent, patent application, trademark or copyright; or (ii) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.

(h)     Nothing contained in this Agreement shall deny either Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing discussions between the Parties or any ongoing arbitration proceeding. In addition, either Party may bring an action in any court of competent jurisdiction to resolve disputes pertaining to the validity, construction, scope, enforceability, infringement or other violations of Patents or other intellectual property rights (including the breach of any exclusive license rights granted by Licensor to Licensee hereunder), and no such claim shall be subject to arbitration pursuant to Sections 13.9(b) (Dispute Resolution) and 13.9(c) (Dispute Resolution). The Parties agree and acknowledge that damages for any breach or violation asserted

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

in any such action brought pursuant to the immediately preceding sentence is and will be inadequate, and in the event of any such breach or violation, the Party affected thereby shall be entitled to seek an injunction restraining the other Party from breaching or otherwise violating the relevant provision of this Agreement, without the necessity of proving actual damages or posting bond.

13.10     Baseball Arbitration. This Section 13.10 (Baseball Arbitration) shall apply to disputes arising under Section 12.3(b) (Effect of Termination) to be resolved by baseball arbitration and in connection with the calculation of Net Sales for Combination Products. Baseball arbitration will be conducted by one (1) arbitrator who shall be reasonably acceptable to the Parties and who shall be appointed in accordance with the JAMS Rules. If the Parties are unable to select an arbitrator within [***], then the arbitrator shall be appointed in accordance with the JAMS Rules. Any arbitrator chosen under this Section 13.10 (Baseball Arbitration) shall have significant legal or business experience in the pharmaceutical industry, and shall not be a current or former employee or director, or a current significant shareholder, of either Party or any of their respective Affiliates or any Sublicensee. Within [***] after the selection of the arbitrator, each Party shall submit to the arbitrator and the other Party a proposed resolution of the dispute that is the subject of the arbitration, together with any relevant evidence in support thereof (the “Proposals”). Within [***] after the delivery of the last Proposal to the arbitrator, each Party may submit a written rebuttal of the other Party’s Proposal and may also amend and re-submit its original Proposal. The Parties and the arbitrator shall meet within [***] after the Parties have submitted their final Proposals (and rebuttals, if any), at which time each Party shall have one (1) hour to argue in support of its Proposal. The Parties shall not have the right to call any witnesses in support of their arguments, nor compel any production of documents or take any discovery from the other Party in preparation for the meeting. Within [***] after such meeting, the arbitrator shall select one of the final Proposals so submitted by one of the Parties as the resolution of the dispute, but may not alter the terms of either final Proposal and may not resolve the dispute in a manner other than by selection of one of the submitted final Proposals. If a Party fails to submit a Proposal within the initial [***] time frame set forth above, the arbitrator shall select the Proposal of the other Party as the resolution of the dispute. [***].

13.11    Performance by Affiliates. Each Party may discharge any obligations and exercise any rights hereunder through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

13.12    Headings. The captions to the several Articles, Sections and subsections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Articles and Sections hereof.

13.13    Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

EXECUTION VERSION

CONFIDENTIAL

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

13.14    Business Day Requirements. If any notice or other action or omission is required to be taken by a Party under this Agreement on a day that is not a Business Day, then such notice or other action or omission shall be deemed to require to be taken on the next occurring Business Day.

13.15    English Language. This Agreement has been prepared in the English language, and the English language shall control its interpretation. In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the Parties regarding this Agreement shall be in the English language.

13.16    Interpretation. All references in this Agreement to the singular include the plural where applicable. Unless otherwise specified, references in this Agreement to any Article include all Sections, subsections and paragraphs in such Article, and references to any Section include all subsections and paragraphs in such Section. The word “including” and similar words means including without limitation. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision. The word “or” is disjunctive but not necessarily exclusive. All references to days in this Agreement mean calendar days, unless otherwise specified. Except as otherwise specified herein, references to a person are also to its permitted successors and assigns.

13.17    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and entered into by their duly authorized representatives as of the Effective Date.

LICENSOR	LICENSEE

CINCINNATI CHILDREN’S HOSPITAL MEDICAL CENTER	ARUVANT SCIENCES GMBH

[***]	By:
Name:
Title:

SIGNATURE PAGE TO LICENSE AGREEMENT

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and entered into by their duly authorized representatives as of the Effective Date.

LICENSOR	LICENSEE

CINCINNATI CHILDREN’S HOSPITAL MEDICAL CENTER

By:	[***]
Name:
Title:

SIGNATURE PAGE TO LICENSE AGREEMENT

Certain confidential information contained in this document, marked by [***], has been omitted because Roivant Sciences Ltd. (the “Company”) has determined that the information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

Exhibit 1.1        Licensor Patents as of the Effective Date

Exhibit 1.2        Licensor Know-How as of the Effective Date

Exhibit 1.3        Licensor Future Patents

Exhibit 1.4        Compound

Exhibit 2.4        Funding from Governments and Non-Governmental Authorities

Exhibit 2.5        Initial Transfer of Know-How

Exhibit 2.6        Post-Effective Date Agreements

Exhibit 3.2        Development Plan

Exhibit 5.2        Clinical Supply Agreement

Exhibit 5.3        Existing Supply of Licensed Product

Exhibit 7.1(a)    Subscription Agreement

Exhibit 9.3(s)    Existing Agreements

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